Exhibit 10.2

Certain confidential information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with asterisks (***). This Exhibit has been filed separately with the SEC without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into as of September 30, 2015, by and between GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (“Purchaser”), and WL ROSS-GREENBRIER RAIL I LLC, a Delaware limited liability company (“Seller”)

RECITALS

Seller owns certain railcars (the “Cars”), as more particularly described in Exhibit A; and

The Cars have been leased to the lessees identified in Exhibit A (each individually, a “Lessee”), pursuant to those certain riders and schedules evidencing the lease in respect of the Cars identified therein, incorporating the terms of the applicable related master lease agreement identified in Exhibit A (each rider or schedule individually, a “Schedule” and, together with the applicable Master Lease Agreement as it pertains to such Schedule, a “Lease,” and each Lease and the other operative documents related thereto (including any and all amendments, supplements and modifications) identified in Exhibit A as they pertain to the Cars, collectively, the “Operative Documents”); and

Seller, as borrower, entered into a Senior Loan Agreement, dated as of April 27, 2010, among Australia and New Zealand Banking Group Limited as agent (“ANZ”), and each other of the senior lenders from time to time a party thereto (as amended, the “Senior Loan Agreement”) pursuant to which certain accounts (as more completely described in Exhibit B to this Agreement, the “Accounts”) were established under the Security Agreement and Senior Loan Documents (as defined in the Senior Loan Agreement) associated therewith; and

The Leases, the other Operative Documents, and the Cars and the Accounts are hereinafter collectively referred to as the “Assets”; and

Purchaser desires to acquire from Seller and Seller desires to sell to Purchaser the Cars and Purchaser is willing to assume certain of Seller’s rights and obligations under the Operative Documents and Accounts and Seller desires to assign certain of Seller’s rights and obligations under the Operative Documents and Accounts; and

The consummation of the transactions contemplated by this Agreement will occur simultaneously with the release of liens of the Senior Loan Parties as defined in, and in accordance with, that certain payoff agreement (the “Payoff Agreement”) dated as of September 30, 2015 among the Seller, ANZ, Landesbank Baden-Wuttemberg, and Wells Fargo Bank Northwest , National Association (“Wells Fargo”).

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

1. Purchase and Sale of Cars and Assignment and Assumption of Rights and Obligations.

1.1 Purchase and Sale of Cars. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties and other facts contained herein, Purchaser shall purchase all of Seller’s rights, title and interest in and to the Cars from Seller free and clear of all liens and encumbrances of any nature in one Closing described in Section 1.5 of this Agreement; provided, however, that the parties acknowledge that the Lessees under the Operative Documents have certain rights in the Cars and the Leases, and certain liens may be permitted under the Operative Documents.

1.2 Assignment and Assumption of Lease Rights and Obligations. Subject to the terms and conditions of this Agreement and the Assignment and Assumption Agreement dated as of the date hereof between Seller as Assignor and Purchaser as Assignee substantially in the form set forth on Exhibit C hereto (the “Assignment Agreement”), Seller shall assign and transfer and Purchaser shall assume and acquire, as of, and subsequent to, the Closing Date, all of the rights, duties and obligations of Assignor under the Operative Documents, subject to the reserves and distributions contemplated under the Termination Agreement by and between Purchaser and WLR-Greenbrier Rail Inc. providing for termination of certain agreements and the reserve and distribution of certain funds (the “Termination Agreement’) (the “Lease Rights and Obligations”).

1.3 Assignment and Assumption of Account Rights and Obligations. Subject to the terms and conditions of this Agreement, and further subject to execution of the Payoff Agreement and the Termination Agreement, Seller shall assign and Purchaser shall assume and acquire, as of, and subsequent to, the Closing Date, all of the rights, duties and obligations of Assignor with respect to the Accounts (the “Account Rights and Obligations”) as contemplated in the Payoff Agreement, with the understanding Seller will assume expenses associated with the Accounts for periods on and after December 15, 2015 (the Lease Rights and Obligations together with the Account Rights and Obligations shall be referred to herein collectively as the “Rights and Obligations”).

1.4 Assignment Agreement, Assignment of Account Rights and Bill of Sale. Purchaser’s purchase of the Assets and assumption of the Rights and Obligations shall be evidenced by the execution and delivery by Seller and Purchaser of this Agreement, the Assignment Agreement, assignment of Account rights as contemplated under the Payoff Agreement, and the execution and delivery by Seller to Purchaser of a Bill of Sale for the Cars substantially in the form set forth in Exhibit D hereto (the “Bill of Sale”) reflecting a complete list of all of the Cars by mark and numbers.

1.5 Closing. Upon the performance of all covenants and obligations and upon satisfaction or waiver of all conditions set forth in this Agreement, the transactions contemplated by this Agreement shall be consummated in one closing (the “Closing”). The Closing will occur on September 30, 2015, or on such other date and at such time as the parties may mutually agree (such date of Closing the “Closing Date”). In the event that any signature pages to this Agreement or any other document or agreement to be executed and delivered in connection herewith are executed and delivered prior to the Closing Date, such signature pages shall be held in escrow pending the Closing and verbal instructions from the relevant party authorizing the

2

same at Closing. If the Closing has not occurred by October 6, 2015, (i) no Rights or Obligations of Seller in, to and under the applicable Assets shall be deemed to have been sold, assigned, transferred or conveyed by Seller to Purchaser and Purchaser shall promptly return to Seller all documents delivered by Seller to Purchaser evidencing such sale, assignment, transfer and conveyance of such Assets, (ii) Seller shall have no obligation to sell the applicable Assets to Purchaser and Purchaser shall have no obligation to Purchase the Assets from Seller, and (iii) no Rights and Obligations shall be deemed to have been assigned or transferred by Seller to Purchaser.

1.6 Purchase Price. The purchase price for the Assets will be *** (the “Purchase Price”). Seller has directed Purchaser to remit the Purchase Price directly to the senior lenders as contemplated under the Payoff Agreement, by wire transfer of federal or other immediately available funds.

1.7 Events of Loss. In the event any Car is lost due to theft or disappearance or non-existence, destruction, damage beyond repair, or is rendered permanently unfit for normal use for any reason whatever, or such Car is damaged resulting in an insurance settlement with respect to such Car on the basis of a loss, the condemnation, confiscation, seizure or requisition of use or title to such Car by any governmental authority under the power of eminent domain or otherwise, prior to the Closing Date, and Seller has not yet received compensation for such loss, ownership to such Car will transfer to Purchaser on the Closing Date and Purchaser will be entitled to all casualty and loss payments relating to such Car.

1.8 Shared Rights and Obligations. With respect to any indemnification or other provision of the Operative Documents that are and remain exercisable or otherwise for the benefit of each of Seller and Purchaser after giving effect to the sale of the Assets, or rights with respect to insurance coverages provided by Lessee pursuant to the Operative Documents, Seller and Purchaser shall be entitled to the non-exclusive rights and benefits of the same to the extent such indemnification or other provisions, or insurance coverages, relate to such party (that is, a claim against or harm suffered by either such party for which an indemnification or insurance coverage is available under the Operative Documents); provided, further, in no event shall Seller have any right to declare a default, cancel, or terminate, any of the Operative Documents, or have any right to, or demand, any rent payments or other amounts due and owing thereunder with respect to the time period on and after the Closing Date, or any right to take any action with respect to the Cars, or amend, waive or give any consent under any Operative Document as it relates to the Cars or Purchaser’s Rights and Obligations.

1.9 As between Seller and Purchaser, Seller, Seller shall retain any liabilities relating to accidents or other events occurring prior to Closing other than contract claims made by Lessees under the Leases against Seller and Operating Expenses as contemplated in Section 6.1 pertaining to the Cars and the Leases (the liabilities retained by Seller under this Section 1.9 constitute the “Retained Obligations”)

2. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser, as of the Closing Date:

2.1 Organization. Seller is a Delaware limited liability company, validly existing and in good standing under the laws of the State of Delaware.

3

2.2 Power and Authority. Seller has full power and authority to execute, deliver and perform pursuant to this Agreement, the Assignment Agreement, any Account assignment Documents, a Memorandum of Assignment relating to the Leases in substantially the form of Exhibit E hereto, and Bill of Sale together with any schedules and riders thereto and any additional documents executed in connection with the Closing (collectively, the “Transaction Documents”); to own or lease its properties; and to carry on its business as now conducted.

2.3 Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general applicability affecting creditors’ rights generally or by general principles of equity. The Assignment Agreement, any Account assignment documents and the Bill of Sale together with such schedules and riders thereto and any additional documents executed in connection with the Closing have each been duly authorized by Seller and, when executed and delivered, will constitute the legal, valid and binding obligations of Seller, enforceable against it in accordance with their terms, except as such enforcement may be limited by any applicable bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally or by general principles of equity.

2.4 No Consents or Filings. The execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not, other than as may be required under one or more Operative Documents or as provided in the Payoff Agreement, require the consent, notice or other action by any person under, conflict with, result in a violation or breach of, constitute a default under, or result in the acceleration of, any contract to which Seller is a party or by which it or the Assets are bound, or, in the event consent, notice or other action is required such obligation will have been met.

2.5 Compliance with Instruments and Statutes. Neither the execution, delivery or performance by Seller of the Transaction Documents, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation then in effect or the articles of organization or operating agreement of Seller or any order, writ, injunction, or decree of any court or governmental authority against Seller or by which it or any of its properties is bound, or constitutes, or will constitute a default thereunder or will result in the imposition of any lien upon the Assets.

2.6 Assets Ownership. Seller is the sole owner of the Cars and, at Closing, Seller will convey to Purchaser absolute, good, marketable and valid title (“Title”) in and to the Cars free and clear of all liens, encumbrances and claims, other than the applicable Lease and the other Operative Documents and those which the applicable Lessee is obligated to discharge under the terms of the applicable Operative Documents. The Seller is the sole legal and beneficial owner of the rights, title and interests of “Lessor” under each Lease and the other applicable Operative Documents and, at Closing, Seller will sell, assign and transfer to Purchaser all of Seller’s rights, title and interest in and to each Lease and the other applicable Operative Documents (with the exception of the Retained Obligations) free and clear of all liens, encumbrances and claims. The Seller is the sole legal and beneficial owner under each Account and, at Closing, Seller will sell, assign and transfer to Purchaser all of Seller’s rights, title and interest in and to each Account free and clear of all liens,

4

encumbrances and claims. All funds received in connection with the Cars and the Leases during Seller’s period of ownership have been and will be deposited in the Accounts. Seller is the sole account holder for the Accounts, and has not commingled funds or other accounts of Seller or any affiliates of Seller with the Accounts.

2.7 Concerning the Leases and Cars. Purchaser’s affiliate, Greenbrier Management Company LLC (“GMS”) currently provides administrative services (the “Services”) to Seller in connection with the Cars and the Leases pursuant to a Railcar Remarketing and Management Agreement dated April 29, 2010 (the “Management Agreement”). Seller authorizes GMS to release any and all records relating to the Assets to Purchaser and its agents. Purchaser has or will perform its own due diligence with respect to the status of the Cars, the Leases, and lessee insurance prior to Closing. Seller has authorized the security trustee under the Lender Agreements to disclose to Purchaser information pertaining to the Accounts, and Purchaser will perform its own due diligence with respect to the status of the Accounts.

2.8 Car Warranties. Seller hereby assigns and transfers to Purchaser all rights which Seller may have under any warranties, patent indemnities or other instruments relating to the Cars and agrees to take such actions and assist Purchaser in good faith and as Purchaser may reasonably request to secure rights for Purchaser.

2.9 Seller Activities and Fraudulent Conveyances. Seller is a special purpose entity that has at all times since its formation been exclusively engaged in the business of owning the Assets and leasing the Cars, and it has not engaged in any other business activities. The transfer of the Assets to Purchaser as contemplated by this Agreement and the other Transaction Documents is made in exchange for fair and equivalent consideration. At Closing Seller will have no material creditors other than Purchaser and its affiliated entities and other than for potential taxes incurred in connection with the transactions. The transactions contemplated by this Agreement are entered into by Seller in good faith and are not intended, and shall not operate, to hinder, delay or defraud any creditor of Seller, or violate any applicable federal or state laws relating to fraudulent or voidable conveyances or transfers, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect, and are and shall be effective against Seller’s existing or future creditors. In the event such laws are deemed applicable, or in the event Seller has failed to pay or provide for the payment of any of its pre-Closing creditors (except for any Operating Expenses or amounts owed by Seller under any Operative Documents for which Purchaser has agreed to be responsible), Seller agrees to pay such creditor(s) promptly upon determination of Seller’s liability to the creditor(s), and agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of noncompliance by Seller or Purchaser with such applicable laws.

2.10 Brokers. Seller has not dealt with any broker, finder or similar agent in connection with the negotiations relating to this Agreement and the transactions contemplated herein.

2.11 Residual Sharing and Other Agreements. Except as may be specifically set forth in the Operative Documents or the Termination Agreement, there are no option or residual sharing agreements, residual guarantees or residual insurance agreements, re-marketing agreements, deferred fee agreements, or other agreements, with respect to any Car or any Operative Document as it pertains to any Car, or with respect to any Account, or which would be binding upon or enforceable against Purchaser, against the Cars any Operative Document as it pertains to any Car, or against the proceeds of any sale, leasing or other disposition of the Cars or disposition of the Accounts.

5

2.12 Rental Installments. [Not applicable]

2.13 Litigation. There is no litigation or proceeding pending or, to the knowledge of Seller, threatened, (a) involving Seller related to the Assets or (b) against Seller, which if adversely determined, would prohibit or materially interfere with the consummation by Seller of the transactions contemplated herein.

2.14 [Reserved]

2.15 No Inconsistent Action. From and after the date of this Agreement, without the prior written consent of Purchaser, Seller shall not amend, nor consent to any amendment of any Operative Document or any Account or take any other action with respect thereto that would affect in any way whatsoever or purport to affect, Purchaser’s rights hereunder or under any such Operative Document or under any Account, nor shall Seller take any action with respect thereto that is inconsistent with the transactions contemplated hereby. From and after the Closing Date neither Seller nor any affiliate of Seller will claim any tax benefits, file any tax returns, or take any other action that would be inconsistent with the status of Purchaser as the owner of the Assets for federal, state and local tax purposes, except for the period of Seller’s ownership prior to the Closing Date.

2.16 Accuracy of Information. No representation or warranty made by Seller in this Agreement, or in any agreement, instrument, document, certificate, statement or letter furnished or to be furnished to Purchaser at the Closing by or on behalf of Seller in connection with any of the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact. Except as expressly set forth herein, the representations and warranties contained in this Section 2 or elsewhere in this Agreement or any document delivered pursuant hereto will not be affected or deemed waived by reason of the fact that the Purchaser or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

3. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller, as of each Closing Date with respect to the subject transaction:

3.1 Organization. Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Oregon.

3.2 Power and Authority. Purchaser has full power and authority to execute, deliver and perform pursuant to the applicable Transaction Documents; to own or lease its properties; and to carry on its business as now conducted.

3.3 Due Authorization. This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general applicability affecting creditors’ rights generally or by general principles of equity. The Assignment Agreement and any

6

Account assignment Documents together with such schedules and riders thereto and any additional documents executed in connection with the Closing have each been duly authorized by Purchaser, and, when executed and delivered, will constitute the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their terms, except as such enforcement may be limited by any applicable bankruptcy, insolvency, reorganization, or other laws affecting creditors’ rights generally or by general principles of equity.

3.4 No Consents or Filings. The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not require the consent, notice or other action by any person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any contract to which Purchaser is a party or by which it or the Assets are bound, or, in the event consent, notice or other action is required such obligation will have been met.

3.5 Compliance with Instruments and Statutes. Neither the execution, delivery or performance by Purchaser pursuant to the Transaction Documents to which it is a party nor compliance with the terms and provisions thereof, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule, or regulation then in effect or the organizational documents of Purchaser or any order, writ, injunction, or decree of any court or governmental authority against Purchaser or by which it or any of its properties may be bound, or any other agreement or instrument to which Purchaser is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder.

3.6 Brokers. Purchaser has not dealt with any broker, finder or similar agent in connection with the negotiations relating to this Agreement and the transactions contemplated herein.

3.7 Litigation. There is no litigation or proceeding pending or, to the knowledge of Purchaser, threatened, against Purchaser, which, if adversely determined, would prohibit or materially interfere with the consummation by Purchaser of the transactions contemplated herein.

3.8 No Inconsistent Action. From and after the date of this Agreement, without the prior written consent of Seller, Purchaser shall not amend, nor consent to any amendment of any Operative Document or any Account, or take any action with respect thereto that would affect or purport to affect, Seller’s rights hereunder or under the Operative Document or Account nor shall Purchaser take any action with respect thereto that is inconsistent with the transactions contemplated hereby. From and after the Closing Date neither Purchaser nor any affiliate of Purchaser will claim any tax benefits, file any tax returns, or take any other action that would be inconsistent with the status of Seller as the owner of the Assets for federal, state and local tax purposes during the period prior to the Closing Date.

3.9 Accuracy of Information. No representation or warranty made by Purchaser in this Agreement, or in any agreement, instrument, document, certificate, statement or letter furnished or to be furnished to Seller at Closing by or on behalf of Purchaser in connection with any of the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact. The representations and warranties contained in this Section 3 or elsewhere in this Agreement or any document delivered pursuant hereto will not be affected or deemed waived by reason of the fact that the Seller or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

7

4. Conditions to Closing.

4.1 Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are expressly conditioned upon satisfaction of the following conditions on or prior to the Closing Date with respect to the subject transaction, unless waived by Purchaser; provided, that any such condition precedent within the direct control of Purchaser shall not be deemed a condition precedent with respect to Purchaser’s obligations to consummate the transactions contemplated by this Agreement:

4.1.1 Due Execution and Delivery. Purchaser shall have received an executed original Bill of Sale and fully executed counterparts of each of the other Transaction Documents, the Payoff Agreement and the Termination Agreement, or scanned true copies thereof with the originals to follow upon Closing.

4.1.2 Operative Documents. Purchaser is in possession of true, correct and complete copies of each of the Operative Documents.

4.1.3 Schedule. Purchaser shall have received an original of each Schedule identified in Exhibit A, or a scanned true copy thereof with the original to follow upon Closing to the extent in the custody of Seller, any affiliate of Seller, senior lenders or the security trustee under the Senior Loan Documents.

4.1.4 Notice of Assignment. [Not applicable]

4.1.5 Insurance. [Not applicable]

4.1.6 Incumbency Certificate. Purchaser shall have received a certificate of a responsible officer of Seller certifying as to the authority and incumbency of the officers of Seller executing the documents contemplated hereby.

4.1.7 Representations and Warranties True. All representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date.

4.1.8 Performance. All obligations and agreements required by this Agreement to be performed by Seller on or prior to the Closing Date shall have been performed.

4.1.9 Required Consents. Written consents shall have been obtained with respect to any and all approvals, authorizations, consents, licenses, certificates and orders of, registrations, filings, and recordings with and notices to any federal, state, or other public or governmental office, authority, agency, or court, and any person holding a direct or indirect interest (or for whose benefit any interest is held) in the Assets that are necessary (a) for the valid authorization, execution, delivery and performance of this Agreement by Seller or (b) for the effectiveness and full enforceability of this Agreement and the rights intended to be created hereby and thereby in favor of Purchaser or against Seller.

8

4.1.10 Lien Releases, Terminations and Assignments and Title Opinions. Purchaser shall have received lien releases, terminations and assignments, and search results and opinions relating to the records of the Surface Transportation Board (“STB”), and the Office of the Registrar General of Canada (“RG”) in the case of a Canadian Lessee, and any applicable Uniform Commercial Code filing offices, in form and substance satisfactory to Purchaser, that effective upon the Closing Date, it will receive good and marketable title to the Assets, free and clear of all liens or interest of others, other than those which each Lessee is obligated to discharge under the terms of the applicable Lease. In the event Purchaser has not received the same on or before Closing and agrees to close, the parties will cooperate in effecting any necessary terminations, releases or assignments, as contemplated in Section 6.4.

4.1.11 Receipt of Documents. Purchaser shall have received from Seller all of the documents specified in this Agreement with respect to the Closing, except as otherwise provided herein.

4.2 Conditions to the Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement are expressly conditioned upon satisfaction of the following conditions on or prior to the Closing Date with respect to the subject transaction, unless waived by Seller; provided, that any such condition precedent within the direct control Seller shall not be deemed a condition precedent with respect to Seller’s obligations to consummate the transactions:

4.2.1 Due Execution and Delivery. Seller shall have received fully executed counterparts of the Transaction Documents, with originals to follow upon closing.

4.2.2 Notice of Assignment. [Not applicable]

4.2.3 Incumbency Certificate. Seller shall have received a certificate of a responsible officer of Purchaser certifying as to the authority and incumbency of the officers of Purchaser executing the documents contemplated hereby.

4.2.4 Representations and Warranties True. All representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date.

4.2.5 Performance of Covenants. All obligations and agreements required by this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed.

4.2.6 Payment of Purchase Price. Purchaser shall pay the Purchase Price for the Assets to the senior lenders.

4.2.7 Required Consents. Written consents shall have been obtained with respect to any and all approvals, authorizations, consents, licenses, certificates and orders of, registrations, filings, and recordings with and notices to any federal, state, or other public or governmental office, authority, agency, or court, and any person holding a direct or indirect

9

interest (or for whose benefit any interest is held) in the Assets that are necessary (a) for the valid authorization, execution, delivery and performance of this Agreement by Purchaser or (b) for the effectiveness and full enforceability of this Agreement and the rights intended to be created hereby and thereby in favor of Seller or against Purchaser.

5. Taxes.

5.1 Seller’s Indemnity. Seller shall be responsible to pay, and shall indemnify Purchaser from and against (a) all duties, excise taxes, value added taxes, or other taxes, licenses, fees or other costs which were (or may be) required to be paid in connection with events arising prior to the Closing, in each case, except as expressly provided in 6.1.1 and (b) all federal, state or local income or franchise taxes, and taxes related to forgiveness of debt, incurred by Seller or its affiliates, whether attributable to periods before, on, or after the Closing.

5.2 Purchaser’s Indemnity. Except as set forth in Section 5.1, Purchaser shall be responsible to pay, and shall indemnify Seller from and against all sales, use, property taxes, duties, excise taxes, value added taxes, withholdings or other taxes, licenses, fees or other costs which were (or may be) required to be paid in connection with events arising on or after the Closing, including but not limited to any applicable acquisition taxes.

6. Post Closing Matters.

6.1 Allocation of Rents and Operating Expenses. In consideration of the assignment of Seller’s rights and interest in the Accounts to Purchaser, and subject to the calculation and distribution of reserves and distributions as contemplated under the Termination Agreement:

6.1.1 (a) Purchaser shall be responsible for and shall pay all inspection, maintenance, ad valorem taxes, withholding taxes on Lease rents, storage, transportation, re-marking, UMLER and Official Railway Equipment Register (ORER) costs and expenses and any costs associated with filing and reporting required by the AAR, FRA or other applicable authority relating to the Cars, and the Operative Documents as they pertain to the Cars, which are incurred prior to the Closing Date and are unpaid as of the Closing Date (the “Operating Expenses”), and (b) Purchaser shall be responsible for and shall pay all expenses relating to the Cars, and the Operative Documents as they pertain to the Cars, which are incurred on or after the Closing Date, and all expenses associated with the Accounts with respect to periods on and after December 15, 2015.

6.1.2 (a) Purchaser shall be entitled to all revenues relating to the Cars, and the Operative Documents as they pertain to the Cars, and the Accounts, and earned prior to the Closing Date but not yet received at the time of Closing and (b) Purchaser shall be entitled to all revenues earned on or after the Closing Date. In the event Seller receives any revenues relating to the Cars, the Operative Documents as they pertain to the Cars or the Accounts on or after Closing, Seller shall promptly remit such amounts to Purchaser.

6.1.3 Upon Closing, the Management Agreement between Seller and GMS will terminate, along with the Purchaser’s guaranty of GMS obligations thereunder, and Purchaser will be responsible for any Operating Expenses payable to GMS thereunder with respect to periods prior to the Closing.

10

6.1.4 Without limiting any other rights or remedies of Purchaser, and other than expenses incurred by GLC or its affiliates in maintaining the Lease Fleet as provided in Exhibit A to the Termination Agreement, Purchaser may offset any amount to which Purchaser, or any affiliate of Purchaser, may be entitled under this Agreement (with respect to indemnity claims, Retained Obligations or otherwise) or any of the related agreements including but not limited to the Termination Agreement, against amounts otherwise payable to Seller by Purchaser under this Agreement or otherwise payable to Seller or any of its affiliates by Purchaser or any of its affiliates under the Termination Agreement. The exercise of the right of offset by Purchaser in good faith, whether or not ultimately determined to be justified, will not constitute a breach of this Agreement or any other agreement. In addition, neither the exercise of such right of offset, nor the failure to exercise, will limit the rights and remedies of Purchaser or any of their affiliates in any manner against Seller.

6.2 Records. [Not applicable]

6.3 Marks Management. [Not applicable]

6.4 Further Assurances. Each party agrees that from time to time before, on or after the Closing Date, it shall, on its own initiative taken in good faith and at the reasonable request of the other party, execute and deliver or cause to be executed and delivered such instruments of transfer, conveyance, assignment or assumption, and such other documents, papers and filings with the STB, RG or other filing offices as may be required, and take all such further actions, in addition to those required under the express terms of this Agreement, as may be reasonably required to more effectively consummate the purposes of this Agreement and implement the transactions contemplated hereby. Seller expressly covenants and agrees to cooperate with Purchaser in connection with any litigation arising with respect to the Assets if Seller’s cooperation is reasonably necessary for the adjudication of issues raised in such litigation.

6.5 Confidentiality. Seller and Purchaser shall maintain the terms of this Agreement in confidence, and shall take all reasonable precautions to preserve its confidentiality at all times; provided however that either party may disclose the terms of this Agreement to its employees, agents, auditors and legal advisors who likewise have a confidentiality obligation, or as may otherwise be legally required, or in any filing required of such party or such party’s affiliate with any securities commission or other regulatory agency or as may be required by the securities listing requirements applicable to such party or such party’s affiliates.

7. Miscellaneous.

7.1 Amendments and Waivers. Any provisions of this Agreement may be amended and the observance of any provision of this Agreement may be waived only by an instrument in writing specifically stating that such instrument is intended to amend, modify or supplement this Agreement or to waive such provision and duly signed by or on behalf of each of the parties hereto.

7.2 Notices. Any notice, request or other communication required or provided by this Agreement shall be given in writing and be personally delivered, mailed by registered or certified mail, or given by telex, telegram or facsimile transmission confirmed by mail, addressed to:

11

If to Purchaser:

Greenbrier Leasing Company LLC

One Centerpointe Drive, Suite 200

Lake Oswego, Oregon 97035

Attention: General Counsel

Telephone: (503) 684-7000

Telecopy: (503)-684-7553

and if to Seller:

WL Ross Greenbrier Rail I LLC

1166 Avenue of the Americas

New York, NY 10036

Attention: Wendy Teramoto

Telephone: (212) 826-2041

Telecopy: (212) 317-4892

Such notice shall be deemed given upon receipt thereof at the address of the party above stated or at any other address specified by such party in a notice complying with this Section.

7.3 Representations and Warranties. The representations, warranties and covenants of the parties hereto contained in or made pursuant to this Agreement, except as they may be fully performed prior to or on the Closing Date, shall survive the execution and delivery of this Agreement and the Closing.

7.4 General Indemnity. Except as otherwise provided in the Transaction Documents, Seller shall indemnify and hold Purchaser and any affiliate, officer, director, shareholder, partner, contractor, indemnitee, settlor, employee, servant, agent, beneficiary, successor, transferee or assign of Purchaser (together with Purchaser, the “Purchaser’s Indemnified Parties”) harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses of whatsoever kind and nature (including claims arising under any legal theory including torts, contracts, tax or regulatory law) incurred by or asserted against one or more Purchaser’s Indemnified Parties with respect to the Assets, arising out of accident, injury or damage occurring prior to the Closing or any breach of any Seller representation or obligation under this Agreement; and Purchaser shall indemnify and hold Seller and any affiliate, officer, director, shareholder, partner, contractor, indemnitee, settlor, employee, servant, agent, beneficiary, successor, transferee or assign of Seller (together with Seller, the “Seller’s Indemnified Parties”) harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses of whatsoever kind and nature (including claims arising under any legal theory including torts, contracts, tax or regulatory law) incurred by or asserted against one or more Seller’s Indemnified Parties with respect to the Assets, arising out of accident, injury or damage occurring on or after the Closing or any breach of any Purchaser representation or obligation under this Agreement.

7.5 Parties in Interest, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Purchaser nor Seller may assign any of their rights or obligations under the Transaction Documents without the prior written consent of the other party.

12

7.6 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

7.7 Interpretation. In this Agreement, the singular shall include the plural and the word “person” shall include corporations, partnerships, joint ventures, associations, trusts, unincorporated organizations, governments and agencies, as well as natural persons.

7.8 Integration. This Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby, constitute the entire agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede any previous agreement or understanding among the parties with respect thereto.

7.9 Headings. Titles or captions of Sections or Subsections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

7.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, but all such counterparts together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

13

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

SELLER:	WL ROSS-GREENBRIER RAIL I LLC

By: /s/ Wendy Teramoto
Name: Wendy Teramoto
Title: Vice President

PURCHASER:	GREENBRIER LEASING COMPANY LLC

By: /s/ Larry Stanley
Name: Larry D. Stanley
Title: Vice President

[Signature page to Purchase and Sale Agreement]

EXHIBIT A

TO PURCHASE AND SALE AGREEMENT

Railcars and Leases

RAILCARS

Lease ID	Number of Cars	Description	Reporting Marks and Numbers
B01-140	64	5,161 CF covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C114	AOK 65502 through AOK 65504, inclusive; AOK 65507; AOK 65510; AOK 65512; AOK 65516 through AOK 65518, inclusive; AOK 65522; AOK 65523; AOK 65527; AOK 65532; AOK 65539; AOK 65540; AOK 65542; AOK 65547; AOK 65549; AOK 65551; AOK 65553; AOK 65555; AOK 65558; AOK 65559; AOK 65563; AOK 65570 through AOK 65572, inclusive; AOK 65579; AOK 65581 through AOK 65583, inclusive; AOK 65586 through AOK 65588, inclusive; AOK 65591; AOK 65604; AOK 65613; AOK 65617; AOK 65618; AOK 65620; AOK 65621; AOK 65628; AOK 65632; AOK 65633; AOK 65637 through AOK 65639, inclusive; AOK 65641; AOK 65643; AOK 65657; AOK 65663; AOK 65667; AOK 65670; AOK 65680; AOK 65683; AOK 65685; AOK 65689; AOK 65695 through AOK 65698, inclusive; AOK 65702; AOK 65703; and AOK 65707
B01-159	200	3,267 CF gondolas with non-rotary couplers, 286,000 lbs. GRL, AAR Car Type Code E735	AOK 519200 through AOK 519399, inclusive
B01-162	42	4,480 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311; and 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1007 to BNBX 503549, not inclusive; see Exhibit A.1
B01-190	125	4,480 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311; and 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1006 to BNBX 120363, not inclusive; see Exhibit A.2
B01-191	172

3,985 CF open hoppers with 8 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341; and

4,200 CF open hoppers with 5 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341

			GBRX 20201 through GBRX 20220, inclusive; GBRX 20222 through GBRX 20238, inclusive; GBRX 20240 through GBRX 20244, inclusive; GBRX20246 through GBRX 20254, inclusive; GBRX 20256 through GBRX 20261, inclusive; GBRX 20263 through GBRX 20279, inclusive; GBRX 20281 through GBRX 20283, inclusive; GBRX 20285 through GBRX 20294, inclusive; GBRX 20296 through GBRX 20326, inclusive; GBRX 20328 through GBRX 20344, inclusive; GBRX 20346 through GBRX 20354, inclusive; GBRX 20356 through GBRX 20371, inclusive; GBRX 20373 through GBRX 20381, inclusive; GBRX 26162; GBRX 26166; and GBRX 26180
S66-001	20	3,281 CF covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C112	BNBX 120750 through BNBX 120769, inclusive
A62-001	27	6,221 CF covered hoppers with pneumatic outlets, 286,000 lbs. GRL, AAR Car Type Code C214	TIMX 62031; AOKX 62013; AOKX 62014; AOKX 62020 through AOKX 62030, inclusive; and AOKX 62032 through AOKX 62044, inclusive
A62-002	18	6,221 CF covered hoppers with pneumatic outlets, 286,000 lbs. GRL, AAR Car Type Code C214	TIMX 62000 through TIMX 62019, inclusive

Lease ID	Number of Cars	Description	Reporting Marks and Numbers
C07-038	17	4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1009; BNBX 1082; BNBX 1087; BNBX 1089; BNBX 1092; BNBX 1097; BNBX 1108; BNBX 1130; BNBX 1164; BNBX 1166; BNBX 1241; BNBX 1321; BNBX 1346; BNBX 1358; BNBX 1373; BNBX 1451; and BNBX 503520
C100-001	196	4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1001 to BNBX 503550, not inclusive; see Exhibit A.3
C02-044	190	4,480 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 6044 through BNBX 6064, inclusive; BNBX 6066 through BNBX 6081, inclusive; BNBX 6083 through BNBX 6096, inclusive; BNBX 6098 through BNBX 6105, inclusive; BNBX 6107 through BNBX 6110, inclusive; BNBX 6112 through BNBX 6159, inclusive; and BNBX 6161 through BNBX 6239, inclusive
C02-048	199	42-foot gondolas, 286,000 lbs. GRL, AAR Car Type Code E241	AOK 494500 through AOK 494647, inclusive; and AOK 494649 through AOK 494699, inclusive
D07-007	96	73-foot centerbeam flatcars, 286,000 lbs. GRL, AAR Car Type Code F483	AOK 21531 to AOK 29348, not inclusive; see Exhibit A.4
E03-004	141	4,480 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311; and 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1008 to BNBX 503545, not inclusive; see Exhibit A.5
E33-002	145	4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 120110 to BNBX 120373, not inclusive; see Exhibit A.6
G08-011	95	4,200 CF open hoppers with 5 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 26125 through GBRX 26135, inclusive; GBRX 26138 through GBRX 26145, inclusive; GBRX 26147 through GBRX 26150, inclusive; GBRX 26152; GBRX 26154; GBRX 26155; GBRX 26157 through GBRX 26160, inclusive; GBRX 26167 through GBRX 26169, inclusive; GBRX 26171; GBRX 26174; GBRX 26175; GBRX 26177 through GBRX 26179, inclusive; GBRX 26182 through GBRX 26185, inclusive; GBRX 26187; GBRX 26189 through GBRX 26195, inclusive; GBRX 26198 through GBRX 26223, inclusive; GBRX 26225 through GBRX 26229, inclusive; GBRX 26231; GBRX 26235; GBRX 26237 through GBRX 26239, inclusive; GBRX 26241 through GBRX 26243, inclusive; and GBRX 26246 through GBRX 26249, inclusive
K08-002	25	3,281 CF covered hoppers with gravity gates, 286,000 lbs. GRL, AAR Car Type Code C112	GBRX 65425 through GBRX 65449, inclusive
L04-003	76	3,281 CF covered hoppers with gravity gates, 286,000 lbs. GRL, AAR Car Type Code C112	ARUX 210; BCAX 200 through BCAX 209, inclusive; and BCAX 211 through BCAX 275, inclusive
L10-022	99	3,250 CF covered hoppers with gravity gates, 286,000 lbs. GRL, AAR Car Type Code C112	CEFX 81080 to CEFX 81160, not inclusive; and GBRX 81074 to GBRX 81173, not inclusive; see Exhibit A.7
L05-003	74	73-foot centerbeam flatcars, 286,000 lbs. GRL, AAR Car Type Code F483	AOK 21530 to AOK 29349, not inclusive; see Exhibit A.8
M10-025	25	60-foot Plate E boxcars with double sliding doors, 286,000 lbs. GRL, AAR Car Type Code B617	AOK 120008 to AOK 120142, not inclusive; see Exhibit A.9

Lease ID	Number of Cars	Description	Reporting Marks and Numbers
M10-028	437	50-foot Plate G boxcars with single plug door, 286,000 lbs. GRL, AAR Car Type Code A406	IBT 18400 through IBT 18403, inclusive; IBT 18405 through IBT 18416, inclusive; IBT 18419 through IBT 18500, inclusive; IBT 18502 through IBT 18529, inclusive; IBT 18531 through IBT 18536, inclusive; IBT 18538 through IBT 18604, inclusive; IBT 18606 through IBT 18627, inclusive; IBT 18629 through IBT 18749, inclusive; IBT 18751; IBT 18753 through IBT 18772, inclusive; IBT 18774 through IBT 18783, inclusive; IBT 18785 through IBT 18803, inclusive; and IBT 18805 through IBT 18849, inclusive
O16-001	23	4,200 CF open hoppers with 5 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 26136; GBRX 26137; GBRX 26146; GBRX 26151; GBRX 26153; GBRX 26156; GBRX 26161; GBRX 26164; GBRX 26170; GBRX 26173; GBRX 26176; GBRX 26181; GBRX 26186; GBRX 26196; GBRX 26197; GBRX 26224; GBRX 26230; GBRX 26233; GBRX 26234; GBRX 26236; GBRX 26240; GBRX 26244; and GBRX 26245
P28-009	26	3,230 CF pressure-differential covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C612	BNBX 95072 to BNBX 95716, not inclusive; see Exhibit A.10
P06-007	50	60-foot Plate E boxcars with double sliding doors, 286,000 lbs. GRL, AAR Car Type Code B617	AOK 120000 to AOK 120149, not inclusive; see Exhibit A.11
R09-001	19	3,230 CF pressure-differential covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C612	GBRX 65000 through GBRX 65013, inclusive; and GBRX 65015 through GBRX 65019, inclusive
S68-002	141	4,480 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311; and 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1017 to BNBX 503539, not inclusive; see Exhibit A.12
S65-001	120	4,074 CF open covered hoppers with 9 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 49001 to GBRX 49244, not inclusive; see Exhibit A.13
S65-005	127	4,074 CF open covered hoppers with 9 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341; and 4,200 CF open covered hoppers with 9 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	BNBX 503554 to BNBX 503566, not inclusive; and GBRX 49002 to GBRX 49245, not inclusive; see Exhibit A.14
S77-001	25	42-foot gondolas, 286,000 lbs. GRL, AAR Car Type Code E241	AOKX 34375 through AOKX 34399, inclusive
T21-020	100	5,161 CF covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C114	AOKX 65505 to AOKX 65709, not inclusive; see Exhibit A.15
T06-005	104	60-foot Plate F boxcars with 16-foot double plug doors, 286,000 lbs. GRL, AAR Car Type Code A606	TBOX 889269 through TBOX 889274, inclusive; and TBOX 889276 through TBOX 889373, inclusive
U01-061	101	5,200 CF covered hoppers with gravity/pneumatic gates, 286,000 lbs. GRL, AAR Car Type Code C314	CMO 10010; CMO 10017; CMO 10069; CMO 100472; CMO 10075; CMO 10101; CMO 10108; CMO 10109; CMO 10119; CMO 10171; CMO 10174; CMO 10175; CMO 10199 through CMO 10222, inclusive; CMO 10224 through CMO 10248, inclusive; and CMO 10250 through CMO 10289, inclusive

Lease ID	Number of Cars	Description	Reporting Marks and Numbers
U01-073	20	5,161 CF covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C114	CMO 63034 through CMO 63053, inclusive
W04-022	94	60-foot Plate F boxcars with 16-foot double plug doors, 286,000 lbs. GRL, AAR Car Type Code A606	AOK 354617 to AOK 354998, not inclusive; see Exhibit A.16
W26-001	142	4,530 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	WEPX 2875 through WEPX 2901, inclusive; WEPX 2903 through WEPX 2929, inclusive; WEPX 2931 through WEPX 2940, inclusive; WEPX 2942 through WEPX 2977, inclusive; WEPX 2979 through WEPX 2990, inclusive; WEPX 2992 through WEPX 2995, inclusive; WEPX 2997 through WEPX 3007, inclusive; WEPX 3009 through WEPX 3022, inclusive; and WEPX 3024
Off-lease/stored Group 1	21	5,161 CF covered hoppers, 286,000 lbs. GRL, AAR Car Type Code C114	AOK 65501 to AOK 65681, not inclusive; see Exhibit A.17
Off-lease/stored Group 2	147	3,197 CF gondolas with non-rotary couplers, 263,000 lbs. GRL, AAR Car Type Code E735	WCRC 3175 through WCRC 3195, inclusive; WCRC 3197 through WCRC 3220, inclusive; WCRC 3222; WCRC 3223; and WCRC 3225 through WCRC 3224, inclusive
Off-lease/stored Group 3	16	12-foot 9-inch, 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1401 through BNBX 1404, inclusive; BNBX 1417; BNBX 1419; BNBX 1421; BNBX 1426; BNBX 1429; BNBX 1430; BNBX 1432; BNBX 1434; and BNBX 1445 through BNBX 1448, inclusive
Off-lease/stored Group 4	116	8-foot 8-inch, 4,520 CF gondolas with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code J311	BNBX 1003 to BNBX 503553, not inclusive; see Exhibit A.18
Off-lease/stored Group 5	7	3,985 CF open hoppers with rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 20221, GBRX 20239, GBRX 20280, GBRX 20327, GBRX 20345, GBRX 20355, and GBRX 20372
Off-lease/stored Group 6	1	4,074 CF open hopper with 9 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 49082
Off-lease/stored Group 7	2	4,200 CF open hoppers with 5 outlets and rotary couplers, 286,000 lbs. GRL, AAR Car Type Code K341	GBRX 26163 and GBRX 26172

Total	3,885

EXHIBIT A.1 (B01-162)

Mark	Number	Mark	Number
BNBX	1007	BNBX	1378
BNBX	1034	BNBX	1380
BNBX	1064	BNBX	1385
BNBX	1065	BNBX	1407
BNBX	1077	BNBX	1410
BNBX	1093	BNBX	1416
BNBX	1103	BNBX	1418
BNBX	1145	BNBX	1423
BNBX	1170	BNBX	1424
BNBX	1179	BNBX	1428
BNBX	1207	BNBX	1431
BNBX	1273	BNBX	1433
BNBX	1274	BNBX	1442
BNBX	1291	BNBX	40380
BNBX	1301	BNBX	40419
BNBX	1314	BNBX	503483
BNBX	1325	BNBX	503485
BNBX	1327	BNBX	503532
BNBX	1333	BNBX	503534
BNBX	1350	BNBX	503548
BNBX	1352	BNBX	503549

EXHIBIT A.2 (B01-190)

Mark	Number	Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	1006	BNBX	1116	BNBX	1224	BNBX	1339	BNBX	40535
BNBX	1013	BNBX	1119	BNBX	1231	BNBX	1361	BNBX	40542
BNBX	1018	BNBX	1120	BNBX	1233	BNBX	1364	BNBX	120144
BNBX	1021	BNBX	1125	BNBX	1235	BNBX	1367	BNBX	120147
BNBX	1024	BNBX	1132	BNBX	1242	BNBX	1369	BNBX	120158
BNBX	1040	BNBX	1136	BNBX	1244	BNBX	1374	BNBX	120161
BNBX	1043	BNBX	1147	BNBX	1251	BNBX	1384	BNBX	120162
BNBX	1044	BNBX	1151	BNBX	1252	BNBX	1390	BNBX	120164
BNBX	1054	BNBX	1161	BNBX	1262	BNBX	1394	BNBX	120175
BNBX	1056	BNBX	1163	BNBX	1264	BNBX	1396	BNBX	120181
BNBX	1063	BNBX	1167	BNBX	1265	BNBX	1398	BNBX	120189
BNBX	1068	BNBX	1168	BNBX	1276	BNBX	1400	BNBX	120207
BNBX	1074	BNBX	1171	BNBX	1278	BNBX	1411	BNBX	120226
BNBX	1075	BNBX	1172	BNBX	1285	BNBX	1437	BNBX	120228
BNBX	1079	BNBX	1173	BNBX	1292	BNBX	1441	BNBX	120237
BNBX	1083	BNBX	1177	BNBX	1294	BNBX	1449	BNBX	120291
BNBX	1084	BNBX	1187	BNBX	1295	BNBX	40138	BNBX	120296
BNBX	1085	BNBX	1191	BNBX	1297	BNBX	40254	BNBX	120305
BNBX	1088	BNBX	1195	BNBX	1299	BNBX	40261	BNBX	120316
BNBX	1090	BNBX	1198	BNBX	1300	BNBX	40332	BNBX	120320
BNBX	1099	BNBX	1200	BNBX	1307	BNBX	40360	BNBX	120326
BNBX	1100	BNBX	1202	BNBX	1310	BNBX	40365	BNBX	120340
BNBX	1105	BNBX	1205	BNBX	1312	BNBX	40376	BNBX	120346
BNBX	1106	BNBX	1210	BNBX	1322	BNBX	40501	BNBX	120362
BNBX	1110	BNBX	1217	BNBX	1331	BNBX	40518	BNBX	120363

EXHIBIT A.3 (C100-001)

Mark	Number	Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	1001	BNBX	1186	BNBX	1329	BNBX	120150	BNBX	120304
BNBX	1002	BNBX	1188	BNBX	1337	BNBX	120154	BNBX	120307
BNBX	1010	BNBX	1192	BNBX	1341	BNBX	120155	BNBX	120310
BNBX	1014	BNBX	1193	BNBX	1345	BNBX	120156	BNBX	120318
BNBX	1019	BNBX	1196	BNBX	1347	BNBX	120163	BNBX	120319
BNBX	1028	BNBX	1199	BNBX	1349	BNBX	120165	BNBX	120322
BNBX	1029	BNBX	1203	BNBX	1351	BNBX	120166	BNBX	120323
BNBX	1033	BNBX	1214	BNBX	1363	BNBX	120169	BNBX	120324
BNBX	1035	BNBX	1215	BNBX	1370	BNBX	120173	BNBX	120325
BNBX	1038	BNBX	1221	BNBX	1372	BNBX	120179	BNBX	120331
BNBX	1047	BNBX	1225	BNBX	1375	BNBX	120183	BNBX	120341
BNBX	1049	BNBX	1226	BNBX	1376	BNBX	120185	BNBX	120344
BNBX	1050	BNBX	1228	BNBX	1377	BNBX	120186	BNBX	120345
BNBX	1051	BNBX	1229	BNBX	1382	BNBX	120200	BNBX	120347
BNBX	1073	BNBX	1234	BNBX	1386	BNBX	120203	BNBX	120349
BNBX	1076	BNBX	1237	BNBX	1392	BNBX	120204	BNBX	120356
BNBX	1080	BNBX	1240	BNBX	1395	BNBX	120209	BNBX	120360
BNBX	1081	BNBX	1246	BNBX	1399	BNBX	120218	BNBX	120368
BNBX	1096	BNBX	1247	BNBX	1412	BNBX	120219	BNBX	120369
BNBX	1098	BNBX	1249	BNBX	1413	BNBX	120220	BNBX	120372
BNBX	1101	BNBX	1253	BNBX	1414	BNBX	120221	BNBX	120374
BNBX	1111	BNBX	1254	BNBX	1420	BNBX	120222	BNBX	503492
BNBX	1115	BNBX	1255	BNBX	1425	BNBX	120223	BNBX	503495
BNBX	1117	BNBX	1256	BNBX	1435	BNBX	120225	BNBX	503496
BNBX	1124	BNBX	1260	BNBX	1438	BNBX	120235	BNBX	503502
BNBX	1127	BNBX	1263	BNBX	1444	BNBX	120241	BNBX	503509
BNBX	1133	BNBX	1266	BNBX	1450	BNBX	120246	BNBX	503510
BNBX	1135	BNBX	1271	BNBX	120111	BNBX	120249	BNBX	503512
BNBX	1137	BNBX	1279	BNBX	120113	BNBX	120252	BNBX	503521
BNBX	1140	BNBX	1284	BNBX	120115	BNBX	120253	BNBX	503522
BNBX	1143	BNBX	1287	BNBX	120117	BNBX	120254	BNBX	503531
BNBX	1144	BNBX	1296	BNBX	120118	BNBX	120256	BNBX	503535
BNBX	1146	BNBX	1298	BNBX	120121	BNBX	120257	BNBX	503537
BNBX	1150	BNBX	1308	BNBX	120126	BNBX	120258	BNBX	503538
BNBX	1154	BNBX	1309	BNBX	120128	BNBX	120264	BNBX	503546
BNBX	1165	BNBX	1316	BNBX	120131	BNBX	120265	BNBX	503550
BNBX	1175	BNBX	1318	BNBX	120138	BNBX	120268
BNBX	1178	BNBX	1319	BNBX	120141	BNBX	120281
BNBX	1182	BNBX	1320	BNBX	120146	BNBX	120282
BNBX	1185	BNBX	1323	BNBX	120148	BNBX	120297

EXHIBIT A.4 (D07-007)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
AOK	21531	AOK	29175	AOK	29239	AOK	29304
AOK	21540	AOK	29177	AOK	29240	AOK	29305
AOK	21546	AOK	29180	AOK	29241	AOK	29307
AOK	21552	AOK	29182	AOK	29242	AOK	29311
AOK	21561	AOK	29184	AOK	29243	AOK	29312
AOK	21564	AOK	29186	AOK	29245	AOK	29313
AOK	21568	AOK	29189	AOK	29246	AOK	29315
AOK	21569	AOK	29194	AOK	29251	AOK	29317
AOK	21571	AOK	29195	AOK	29252	AOK	29319
AOK	29150	AOK	29197	AOK	29253	AOK	29322
AOK	29151	AOK	29199	AOK	29260	AOK	29325
AOK	29152	AOK	29200	AOK	29263	AOK	29328
AOK	29153	AOK	29201	AOK	29264	AOK	29329
AOK	29154	AOK	29203	AOK	29268	AOK	29330
AOK	29155	AOK	29208	AOK	29269	AOK	29336
AOK	29157	AOK	29210	AOK	29270	AOK	29338
AOK	29158	AOK	29212	AOK	29273	AOK	29341
AOK	29160	AOK	29214	AOK	29285	AOK	29342
AOK	29161	AOK	29219	AOK	29287	AOK	29343
AOK	29162	AOK	29222	AOK	29288	AOK	29345
AOK	29165	AOK	29223	AOK	29289	AOK	29348
AOK	29167	AOK	29225	AOK	29296
AOK	29171	AOK	29231	AOK	29297
AOK	29172	AOK	29233	AOK	29301
AOK	29173	AOK	29238	AOK	29302

EXHIBIT A.5 (E03-004)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	1008	BNBX	1379	BNBX	40283	BNBX	40413
BNBX	1022	BNBX	1408	BNBX	40284	BNBX	40427
BNBX	1025	BNBX	1422	BNBX	40286	BNBX	40429
BNBX	1031	BNBX	1427	BNBX	40287	BNBX	40432
BNBX	1042	BNBX	1436	BNBX	40293	BNBX	40437
BNBX	1052	BNBX	1439	BNBX	40298	BNBX	40439
BNBX	1059	BNBX	1440	BNBX	40299	BNBX	40441
BNBX	1069	BNBX	1443	BNBX	40302	BNBX	40447
BNBX	1071	BNBX	40132	BNBX	40308	BNBX	40459
BNBX	1107	BNBX	40141	BNBX	40318	BNBX	40464
BNBX	1121	BNBX	40143	BNBX	40320	BNBX	40493
BNBX	1122	BNBX	40148	BNBX	40322	BNBX	40495
BNBX	1142	BNBX	40155	BNBX	40327	BNBX	40506
BNBX	1155	BNBX	40167	BNBX	40329	BNBX	40521
BNBX	1156	BNBX	40186	BNBX	40333	BNBX	40524
BNBX	1160	BNBX	40196	BNBX	40335	BNBX	40527
BNBX	1183	BNBX	40199	BNBX	40337	BNBX	40530
BNBX	1189	BNBX	40204	BNBX	40342	BNBX	40539
BNBX	1194	BNBX	40206	BNBX	40347	BNBX	40543
BNBX	1211	BNBX	40228	BNBX	40356	BNBX	40545
BNBX	1212	BNBX	40229	BNBX	40364	BNBX	40546
BNBX	1213	BNBX	40236	BNBX	40370	BNBX	40560
BNBX	1218	BNBX	40238	BNBX	40371	BNBX	40563
BNBX	1219	BNBX	40243	BNBX	40372	BNBX	40567
BNBX	1248	BNBX	40248	BNBX	40373	BNBX	40573
BNBX	1269	BNBX	40249	BNBX	40378	BNBX	40575
BNBX	1281	BNBX	40253	BNBX	40387	BNBX	40580
BNBX	1288	BNBX	40256	BNBX	40389	BNBX	40584
BNBX	1293	BNBX	40257	BNBX	40392	BNBX	40590
BNBX	1304	BNBX	40263	BNBX	40396	BNBX	40591
BNBX	1340	BNBX	40264	BNBX	40399	BNBX	40592
BNBX	1342	BNBX	40266	BNBX	40400	BNBX	503494
BNBX	1343	BNBX	40278	BNBX	40404	BNBX	503516
BNBX	1356	BNBX	40279	BNBX	40406	BNBX	503524
BNBX	1366	BNBX	40282	BNBX	40410	BNBX	503543
						BNBX	503545

EXHIBIT A.6 (E33-002)

Mark	Number	Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	120110	BNBX	120168	BNBX	120211	BNBX	120261	BNBX	120327
BNBX	120112	BNBX	120170	BNBX	120212	BNBX	120262	BNBX	120332
BNBX	120114	BNBX	120171	BNBX	120213	BNBX	120263	BNBX	120333
BNBX	120116	BNBX	120172	BNBX	120214	BNBX	120267	BNBX	120334
BNBX	120119	BNBX	120174	BNBX	120215	BNBX	120279	BNBX	120335
BNBX	120120	BNBX	120176	BNBX	120216	BNBX	120280	BNBX	120336
BNBX	120122	BNBX	120177	BNBX	120217	BNBX	120283	BNBX	120337
BNBX	120123	BNBX	120178	BNBX	120224	BNBX	120287	BNBX	120338
BNBX	120124	BNBX	120180	BNBX	120227	BNBX	120288	BNBX	120339
BNBX	120125	BNBX	120182	BNBX	120229	BNBX	120289	BNBX	120342
BNBX	120129	BNBX	120184	BNBX	120230	BNBX	120290	BNBX	120343
BNBX	120130	BNBX	120187	BNBX	120231	BNBX	120292	BNBX	120348
BNBX	120132	BNBX	120188	BNBX	120232	BNBX	120294	BNBX	120350
BNBX	120135	BNBX	120190	BNBX	120233	BNBX	120295	BNBX	120351
BNBX	120136	BNBX	120191	BNBX	120234	BNBX	120298	BNBX	120352
BNBX	120137	BNBX	120192	BNBX	120236	BNBX	120299	BNBX	120353
BNBX	120139	BNBX	120193	BNBX	120238	BNBX	120300	BNBX	120354
BNBX	120140	BNBX	120194	BNBX	120239	BNBX	120301	BNBX	120355
BNBX	120142	BNBX	120195	BNBX	120242	BNBX	120302	BNBX	120357
BNBX	120143	BNBX	120196	BNBX	120243	BNBX	120303	BNBX	120358
BNBX	120145	BNBX	120197	BNBX	120244	BNBX	120306	BNBX	120359
BNBX	120149	BNBX	120198	BNBX	120245	BNBX	120308	BNBX	120361
BNBX	120151	BNBX	120199	BNBX	120247	BNBX	120309	BNBX	120364
BNBX	120152	BNBX	120201	BNBX	120248	BNBX	120311	BNBX	120365
BNBX	120153	BNBX	120202	BNBX	120250	BNBX	120312	BNBX	120366
BNBX	120157	BNBX	120205	BNBX	120251	BNBX	120313	BNBX	120367
BNBX	120159	BNBX	120206	BNBX	120255	BNBX	120315	BNBX	120370
BNBX	120160	BNBX	120208	BNBX	120259	BNBX	120317	BNBX	120371
BNBX	120167	BNBX	120210	BNBX	120260	BNBX	120321	BNBX	120373

EXHIBIT A.7 (L10-022)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
CEFX	81080	GBRX	81081	GBRX	81112	GBRX	81143
CEFX	81092	GBRX	81082	GBRX	81113	GBRX	81145
CEFX	81095	GBRX	81083	GBRX	81114	GBRX	81146
CEFX	81103	GBRX	81084	GBRX	81115	GBRX	81147
CEFX	81108	GBRX	81085	GBRX	81116	GBRX	81150
CEFX	81109	GBRX	81086	GBRX	81118	GBRX	81151
CEFX	81110	GBRX	81087	GBRX	81121	GBRX	81152
CEFX	81117	GBRX	81088	GBRX	81122	GBRX	81153
CEFX	81119	GBRX	81089	GBRX	81123	GBRX	81155
CEFX	81120	GBRX	81090	GBRX	81124	GBRX	81156
CEFX	81126	GBRX	81091	GBRX	81125	GBRX	81157
CEFX	81130	GBRX	81093	GBRX	81127	GBRX	81161
CEFX	81139	GBRX	81094	GBRX	81128	GBRX	81162
CEFX	81144	GBRX	81096	GBRX	81129	GBRX	81163
CEFX	81148	GBRX	81097	GBRX	81131	GBRX	81164
CEFX	81149	GBRX	81098	GBRX	81132	GBRX	81165
CEFX	81154	GBRX	81099	GBRX	81133	GBRX	81166
CEFX	81158	GBRX	81100	GBRX	81134	GBRX	81167
CEFX	81160	GBRX	81101	GBRX	81135	GBRX	81168
GBRX	81074	GBRX	81102	GBRX	81136	GBRX	81169
GBRX	81075	GBRX	81104	GBRX	81137	GBRX	81170
GBRX	81076	GBRX	81105	GBRX	81138	GBRX	81171
GBRX	81077	GBRX	81106	GBRX	81140	GBRX	81172
GBRX	81078	GBRX	81107	GBRX	81141	GBRX	81173
GBRX	81079	GBRX	81111	GBRX	81142

EXHIBIT A.8 (L05-003)

Mark	Number	Mark	Number	Mark	Number
AOK	21530	AOK	21560	AOK	29224
AOK	21532	AOK	21562	AOK	29227
AOK	21533	AOK	21563	AOK	29236
AOK	21534	AOK	21565	AOK	29237
AOK	21535	AOK	21566	AOK	29247
AOK	21536	AOK	21567	AOK	29254
AOK	21537	AOK	21570	AOK	29255
AOK	21538	AOK	21572	AOK	29259
AOK	21539	AOK	21573	AOK	29280
AOK	21541	AOK	21574	AOK	29286
AOK	21542	AOK	21575	AOK	29294
AOK	21543	AOK	21576	AOK	29298
AOK	21544	AOK	21577	AOK	29300
AOK	21545	AOK	21579	AOK	29308
AOK	21547	AOK	29164	AOK	29309
AOK	21548	AOK	29176	AOK	29310
AOK	21549	AOK	29181	AOK	29314
AOK	21550	AOK	29185	AOK	29331
AOK	21553	AOK	29190	AOK	29332
AOK	21554	AOK	29193	AOK	29333
AOK	21555	AOK	29202	AOK	29334
AOK	21556	AOK	29205	AOK	29335
AOK	21557	AOK	29206	AOK	29344
AOK	21558	AOK	29213	AOK	29349
AOK	21559	AOK	29215

EXHIBIT A.9 (M10-025)

Mark	Number
AOK	120008
AOK	120009
AOK	120011
AOK	120016
AOK	120026
AOK	120027
AOK	120034
AOK	120037
AOK	120039
AOK	120054
AOK	120055
AOK	120060
AOK	120064
AOK	120077
AOK	120079
AOK	120095
AOK	120104
AOK	120115
AOK	120120
AOK	120122
AOK	120123
AOK	120126
AOK	120127
AOK	120130
AOK	120142

EXHIBIT A.10 (P28-009)

Mark	Number
BNBX	95072
BNBX	95080
BNBX	95084
BNBX	95397
BNBX	95432
BNBX	95448
BNBX	95449
BNBX	95450
BNBX	95469
BNBX	95475
BNBX	95476
BNBX	95485
BNBX	95486
BNBX	95487
BNBX	95488
BNBX	95489
BNBX	95490
BNBX	95491
BNBX	95492
BNBX	95493
BNBX	95494
BNBX	95495
BNBX	95497
BNBX	95498
BNBX	95500
BNBX	95716

EXHIBIT A.11 (P06-007)

Mark	Number	Mark	Number
AOK	120000	AOK	120085
AOK	120004	AOK	120087
AOK	120013	AOK	120088
AOK	120014	AOK	120090
AOK	120015	AOK	120099
AOK	120022	AOK	120100
AOK	120028	AOK	120101
AOK	120030	AOK	120107
AOK	120032	AOK	120108
AOK	120033	AOK	120117
AOK	120047	AOK	120118
AOK	120053	AOK	120121
AOK	120058	AOK	120124
AOK	120062	AOK	120129
AOK	120066	AOK	120131
AOK	120067	AOK	120132
AOK	120068	AOK	120133
AOK	120069	AOK	120134
AOK	120070	AOK	120135
AOK	120074	AOK	120140
AOK	120075	AOK	120145
AOK	120078	AOK	120146
AOK	120080	AOK	120147
AOK	120082	AOK	120148
AOK	120084	AOK	120149

EXHIBIT A.12 (S68-002)

Mark	Number	Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	1017	BNBX	40150	BNBX	40268	BNBX	40397	BNBX	40515
BNBX	1030	BNBX	40153	BNBX	40273	BNBX	40402	BNBX	40519
BNBX	1041	BNBX	40156	BNBX	40276	BNBX	40405	BNBX	40525
BNBX	1048	BNBX	40157	BNBX	40295	BNBX	40407	BNBX	40528
BNBX	1057	BNBX	40164	BNBX	40306	BNBX	40415	BNBX	40533
BNBX	1067	BNBX	40165	BNBX	40307	BNBX	40418	BNBX	40534
BNBX	1072	BNBX	40181	BNBX	40311	BNBX	40421	BNBX	40541
BNBX	1094	BNBX	40182	BNBX	40317	BNBX	40428	BNBX	40548
BNBX	1095	BNBX	40183	BNBX	40321	BNBX	40440	BNBX	40549
BNBX	1118	BNBX	40187	BNBX	40323	BNBX	40445	BNBX	40550
BNBX	1190	BNBX	40188	BNBX	40324	BNBX	40446	BNBX	40553
BNBX	1216	BNBX	40190	BNBX	40331	BNBX	40449	BNBX	40559
BNBX	1220	BNBX	40191	BNBX	40338	BNBX	40454	BNBX	40564
BNBX	1259	BNBX	40192	BNBX	40339	BNBX	40460	BNBX	40565
BNBX	1282	BNBX	40193	BNBX	40341	BNBX	40466	BNBX	40568
BNBX	1290	BNBX	40201	BNBX	40348	BNBX	40467	BNBX	40576
BNBX	1303	BNBX	40205	BNBX	40352	BNBX	40468	BNBX	40579
BNBX	1334	BNBX	40208	BNBX	40353	BNBX	40471	BNBX	40588
BNBX	1338	BNBX	40219	BNBX	40355	BNBX	40472	BNBX	40589
BNBX	1357	BNBX	40223	BNBX	40357	BNBX	40483	BNBX	503487
BNBX	1409	BNBX	40224	BNBX	40361	BNBX	40484	BNBX	503497
BNBX	1415	BNBX	40234	BNBX	40366	BNBX	40490	BNBX	503500
BNBX	40115	BNBX	40239	BNBX	40368	BNBX	40491	BNBX	503508
BNBX	40122	BNBX	40245	BNBX	40369	BNBX	40502	BNBX	503511
BNBX	40126	BNBX	40246	BNBX	40381	BNBX	40509	BNBX	503539
BNBX	40127	BNBX	40255	BNBX	40386	BNBX	40510
BNBX	40146	BNBX	40259	BNBX	40388	BNBX	40511
BNBX	40147	BNBX	40260	BNBX	40393	BNBX	40513
BNBX	40149	BNBX	40262	BNBX	40395	BNBX	40514

EXHIBIT A.13 (S65-001)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
GBRX	49001	GBRX	49063	GBRX	49114	GBRX	49187
GBRX	49005	GBRX	49064	GBRX	49115	GBRX	49189
GBRX	49008	GBRX	49065	GBRX	49121	GBRX	49190
GBRX	49009	GBRX	49066	GBRX	49122	GBRX	49192
GBRX	49011	GBRX	49067	GBRX	49123	GBRX	49193
GBRX	49012	GBRX	49068	GBRX	49125	GBRX	49194
GBRX	49017	GBRX	49072	GBRX	49126	GBRX	49196
GBRX	49019	GBRX	49073	GBRX	49127	GBRX	49197
GBRX	49021	GBRX	49074	GBRX	49129	GBRX	49200
GBRX	49024	GBRX	49077	GBRX	49136	GBRX	49201
GBRX	49025	GBRX	49079	GBRX	49137	GBRX	49202
GBRX	49027	GBRX	49080	GBRX	49138	GBRX	49203
GBRX	49028	GBRX	49081	GBRX	49142	GBRX	49205
GBRX	49029	GBRX	49083	GBRX	49145	GBRX	49206
GBRX	49030	GBRX	49084	GBRX	49146	GBRX	49207
GBRX	49032	GBRX	49087	GBRX	49149	GBRX	49212
GBRX	49033	GBRX	49088	GBRX	49151	GBRX	49214
GBRX	49034	GBRX	49089	GBRX	49152	GBRX	49215
GBRX	49036	GBRX	49091	GBRX	49161	GBRX	49216
GBRX	49037	GBRX	49092	GBRX	49162	GBRX	49218
GBRX	49038	GBRX	49093	GBRX	49164	GBRX	49219
GBRX	49043	GBRX	49094	GBRX	49166	GBRX	49220
GBRX	49049	GBRX	49096	GBRX	49170	GBRX	49226
GBRX	49050	GBRX	49098	GBRX	49171	GBRX	49227
GBRX	49051	GBRX	49103	GBRX	49172	GBRX	49232
GBRX	49053	GBRX	49104	GBRX	49173	GBRX	49233
GBRX	49055	GBRX	49105	GBRX	49175	GBRX	49236
GBRX	49056	GBRX	49106	GBRX	49177	GBRX	49237
GBRX	49059	GBRX	49109	GBRX	49183	GBRX	49242
GBRX	49061	GBRX	49112	GBRX	49185	GBRX	49244

EXHIBIT A.14 (S65-005)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	503554	GBRX	49041	GBRX	49120	GBRX	49179
BNBX	503555	GBRX	49042	GBRX	49124	GBRX	49180
BNBX	503556	GBRX	49044	GBRX	49128	GBRX	49181
BNBX	503557	GBRX	49045	GBRX	49130	GBRX	49182
BNBX	503558	GBRX	49046	GBRX	49131	GBRX	49184
BNBX	503559	GBRX	49047	GBRX	49132	GBRX	49186
BNBX	503560	GBRX	49048	GBRX	49133	GBRX	49188
BNBX	503561	GBRX	49052	GBRX	49134	GBRX	49195
BNBX	503562	GBRX	49054	GBRX	49135	GBRX	49198
BNBX	503563	GBRX	49057	GBRX	49139	GBRX	49204
BNBX	503564	GBRX	49058	GBRX	49140	GBRX	49208
BNBX	503565	GBRX	49060	GBRX	49141	GBRX	49210
BNBX	503566	GBRX	49069	GBRX	49144	GBRX	49211
GBRX	49002	GBRX	49070	GBRX	49147	GBRX	49213
GBRX	49003	GBRX	49071	GBRX	49148	GBRX	49217
GBRX	49004	GBRX	49075	GBRX	49150	GBRX	49221
GBRX	49006	GBRX	49076	GBRX	49153	GBRX	49223
GBRX	49007	GBRX	49078	GBRX	49154	GBRX	49224
GBRX	49010	GBRX	49085	GBRX	49155	GBRX	49225
GBRX	49013	GBRX	49086	GBRX	49156	GBRX	49228
GBRX	49014	GBRX	49097	GBRX	49157	GBRX	49229
GBRX	49015	GBRX	49099	GBRX	49158	GBRX	49230
GBRX	49016	GBRX	49100	GBRX	49159	GBRX	49231
GBRX	49018	GBRX	49101	GBRX	49160	GBRX	49234
GBRX	49020	GBRX	49102	GBRX	49163	GBRX	49235
GBRX	49022	GBRX	49110	GBRX	49165	GBRX	49238
GBRX	49023	GBRX	49111	GBRX	49167	GBRX	49239
GBRX	49026	GBRX	49113	GBRX	49168	GBRX	49240
GBRX	49031	GBRX	49116	GBRX	49169	GBRX	49241
GBRX	49035	GBRX	49117	GBRX	49174	GBRX	49243
GBRX	49039	GBRX	49118	GBRX	49176	GBRX	49245
GBRX	49040	GBRX	49119	GBRX	49178

EXHIBIT A.15 (T21-020)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
AOKX	65505	AOKX	65567	AOKX	65610	AOKX	65662
AOKX	65509	AOKX	65569	AOKX	65614	AOKX	65664
AOKX	65511	AOKX	65573	AOKX	65615	AOKX	65665
AOKX	65514	AOKX	65574	AOKX	65616	AOKX	65668
AOKX	65515	AOKX	65575	AOKX	65623	AOKX	65669
AOKX	65519	AOKX	65576	AOKX	65626	AOKX	65671
AOKX	65520	AOKX	65578	AOKX	65627	AOKX	65673
AOKX	65524	AOKX	65580	AOKX	65630	AOKX	65675
AOKX	65528	AOKX	65584	AOKX	65634	AOKX	65676
AOKX	65529	AOKX	65585	AOKX	65635	AOKX	65677
AOKX	65530	AOKX	65589	AOKX	65636	AOKX	65678
AOKX	65533	AOKX	65592	AOKX	65640	AOKX	65682
AOKX	65535	AOKX	65593	AOKX	65642	AOKX	65684
AOKX	65536	AOKX	65596	AOKX	65644	AOKX	65688
AOKX	65537	AOKX	65597	AOKX	65645	AOKX	65690
AOKX	65538	AOKX	65598	AOKX	65646	AOKX	65693
AOKX	65546	AOKX	65599	AOKX	65648	AOKX	65694
AOKX	65550	AOKX	65600	AOKX	65650	AOKX	65699
AOKX	65556	AOKX	65601	AOKX	65652	AOKX	65700
AOKX	65557	AOKX	65602	AOKX	65655	AOKX	65701
AOKX	65560	AOKX	65603	AOKX	65656	AOKX	65704
AOKX	65561	AOKX	65606	AOKX	65658	AOKX	65705
AOKX	65562	AOKX	65607	AOKX	65659	AOKX	65706
AOKX	65565	AOKX	65608	AOKX	65660	AOKX	65708
AOKX	65566	AOKX	65609	AOKX	65661	AOKX	65709

EXHIBIT A.16 (W04-022)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
AOK	354617	AOK	354711	AOK	354788	AOK	354877
AOK	354618	AOK	354712	AOK	354789	AOK	354881
AOK	354620	AOK	354714	AOK	354796	AOK	354887
AOK	354622	AOK	354717	AOK	354801	AOK	354888
AOK	354634	AOK	354725	AOK	354803	AOK	354898
AOK	354642	AOK	354728	AOK	354807	AOK	354906
AOK	354644	AOK	354729	AOK	354808	AOK	354912
AOK	354645	AOK	354730	AOK	354813	AOK	354919
AOK	354647	AOK	354733	AOK	354815	AOK	354930
AOK	354650	AOK	354735	AOK	354822	AOK	354931
AOK	354654	AOK	354737	AOK	354823	AOK	354937
AOK	354656	AOK	354741	AOK	354824	AOK	354940
AOK	354658	AOK	354742	AOK	354826	AOK	354948
AOK	354659	AOK	354746	AOK	354829	AOK	354960
AOK	354672	AOK	354747	AOK	354839	AOK	354962
AOK	354677	AOK	354749	AOK	354846	AOK	354963
AOK	354683	AOK	354759	AOK	354847	AOK	354968
AOK	354690	AOK	354770	AOK	354854	AOK	354971
AOK	354694	AOK	354771	AOK	354860	AOK	354982
AOK	354695	AOK	354773	AOK	354865	AOK	354991
AOK	354697	AOK	354776	AOK	354867	AOK	354992
AOK	354698	AOK	354777	AOK	354868	AOK	354998
AOK	354700	AOK	354780	AOK	354871
AOK	354706	AOK	354781	AOK	354872

EXHIBIT A.17 (Off-Lease Group 1)

Mark	Number
AOK	65501
AOK	65508
AOK	65525
AOK	65526
AOK	65534
AOK	65541
AOK	65543
AOK	65568
AOK	65594
AOK	65595
AOK	65611
AOK	65612
AOK	65619
AOK	65622
AOK	65624
AOK	65625
AOK	65631
AOK	65654
AOK	65666
AOK	65674
AOK	65681

EXHIBIT A.18 (Off-Lease Group 4)

Mark	Number	Mark	Number	Mark	Number	Mark	Number
BNBX	1003	BNBX	1128	BNBX	1238	BNBX	1383
BNBX	1005	BNBX	1129	BNBX	1239	BNBX	1387
BNBX	1011	BNBX	1131	BNBX	1243	BNBX	1388
BNBX	1012	BNBX	1138	BNBX	1257	BNBX	1389
BNBX	1015	BNBX	1139	BNBX	1258	BNBX	1391
BNBX	1016	BNBX	1141	BNBX	1267	BNBX	1393
BNBX	1026	BNBX	1148	BNBX	1270	BNBX	1397
BNBX	1027	BNBX	1149	BNBX	1272	BNBX	503484
BNBX	1032	BNBX	1152	BNBX	1275	BNBX	503486
BNBX	1036	BNBX	1153	BNBX	1280	BNBX	503488
BNBX	1037	BNBX	1157	BNBX	1283	BNBX	503490
BNBX	1039	BNBX	1158	BNBX	1302	BNBX	503493
BNBX	1045	BNBX	1159	BNBX	1305	BNBX	503498
BNBX	1046	BNBX	1174	BNBX	1306	BNBX	503501
BNBX	1055	BNBX	1176	BNBX	1313	BNBX	503503
BNBX	1058	BNBX	1180	BNBX	1315	BNBX	503505
BNBX	1060	BNBX	1184	BNBX	1326	BNBX	503506
BNBX	1061	BNBX	1197	BNBX	1336	BNBX	503514
BNBX	1062	BNBX	1201	BNBX	1344	BNBX	503525
BNBX	1066	BNBX	1204	BNBX	1348	BNBX	503530
BNBX	1070	BNBX	1206	BNBX	1353	BNBX	503533
BNBX	1078	BNBX	1208	BNBX	1354	BNBX	503536
BNBX	1086	BNBX	1209	BNBX	1355	BNBX	503540
BNBX	1091	BNBX	1222	BNBX	1359	BNBX	503541
BNBX	1104	BNBX	1223	BNBX	1360	BNBX	503542
BNBX	1112	BNBX	1227	BNBX	1365	BNBX	503544
BNBX	1113	BNBX	1230	BNBX	1368	BNBX	503551
BNBX	1123	BNBX	1232	BNBX	1371	BNBX	503552
BNBX	1126	BNBX	1236	BNBX	1381	BNBX	503553

LEASES

Lease ID	Description	STB Recordation #
B01-140

Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and BNSF Railway Company.

Schedule No. 6 dated November 16, 2011 and effective October 1, 2010, to that certain Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and BNSF Railway Company.

Amendment No. 1 to Schedule No. 6, dated January 31, 2013 and effective October 1, 2013, by and between WL Ross-Greenbrier Rail I LLC and BNSF Railway Company.

Extension Letter effective October 1, 2014, by and between WL Ross-Greenbrier Rail I LLC and BNSF Railway Company, extending lease to September 30, 2015.

		29797-E
B01-159

Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and BNSF Rail Company.

Schedule No. 1 dated March 16, 2011 and effective June 1, 2010, to that certain Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and BNSF Rail Company.

Amendment No. 1 to Schedule No. 1, effective as of June 18, 2011, by and between WL Ross-Greenbrier Rail I LLC and BNSF Rail Company.

Amendment No. 2 to Schedule No. 1, dated July 17, 2014 and effective June 17, 2014, by and between WL Ross-Greenbrier Rail I LLC and BNSF Rail Company.

		29797
B01-162

Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Schedule No. 5 dated June 27, 2011 and effective October 1, 2010, to that certain Master Full Service Railcar Lease dated March 16, 2011 and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Amendment No. 1 to Schedule No. 5, dated November 11, 2011 and effective October 14, 2011, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Amendment No. 2 to Schedule No. 5, dated November 08, 2013 and effective October 14, 2012, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Amendment No. 3 to Schedule No. 5, dated January 31, 2014 and effective October 14, 2013, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Amendment No. 4 to Schedule No. 5, dated December 4, 2014 and effective October 14, 2014, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

		29797-F
B01-190	Master Full Service Lease Agreement dated March 16, 2011 and effective as of June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company. Schedule No. 7 dated November 8, 2013, and effective June 1, 2010, to that certain Master Full Service Lease Agreement dated March 16, 2011 and effective as of June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company. Amendment No. 1 to Schedule No. 7, dated November 8, 2013, and effective June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.	30995

Lease ID	Description	STB Recordation #
B01-191

Master Full Service Lease Agreement dated March 16, 2011 and effective as of June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Schedule No. 8 dated November 8, 2013 to that certain Master Full Service Lease Agreement dated March 16, 2011 and effective as of June 1, 2010, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

Amendment No. 1 to Schedule No. 8, effective July 19, 2014, by and between WL Ross-Greenbrier Rail I LLC to BNSF Rail Company.

		30996-A
S66-001

Master Net Railcar Lease dated April 24, 2006, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and C&J Energy Services (formerly Nabors Completion & Production Services, successor to Superior Well Services).

Schedule No. 4 dated December 14, 2006 to Master Net Railcar Lease dated April 24, 2006, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and C&J Energy Services (formerly Nabors Completion & Production Services, successor to Superior Well Services).

Amendment No. 2 to Schedule No. 4, effective December 31, 2013, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and C&J Energy Services (formerly Nabors Completion & Production Services, successor to Superior Well Services).

		26766-A
A62-001	Lease Agreement dated as of July 15, 2014 by and between WL Ross-Greenbrier Rail I LLC and Celanese Ltd. (formerly AT Plastics, Inc.). Schedule No. 1 entered into as of July 15, 2014, effective retroactive to August 23, 2013, to that certain Lease Agreement dated as of July 15, 2014 by and between WL Ross-Greenbrier Rail I LLC and Celanese Ltd. (formerly AT Plastics, Inc.).	31428
A62-002

Railcar Net Lease Agreement dated March 31, 1998, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Trinity Industries Leasing Company) and Celanese Ltd (formerly AT Plastics, Inc.).

Rider No. 1 dated July 9, 1999 to that certain Railcar Net Lease Agreement dated March 31, 1998, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Trinity Industries Leasing Company) and Celanese Ltd (formerly AT Plastics, Inc.).

Amendment No. 1 to Rider No. 1, dated July 9, 1999, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Trinity Industries Leasing Company) and Celanese Ltd (formerly AT Plastics, Inc.).

Amendment No. 2 to Rider No. 1, dated September 1, 2014, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Trinity Industries Leasing Company) and Celanese Ltd (formerly AT Plastics, Inc.).

		23199
C07-038

Master Lease Agreement dated June 15, 2012, by and between WL Ross-Greenbrier Rail I LLC and Canadian National Railway Company.

Rider No. 1 dated June 15, 2012 to that certain Master Lease Agreement dated June 15, 2012, by and between WL Ross-Greenbrier Rail I LLC and Canadian National Railway Company.

		None
C100-001	Lease Agreement dated June 15, 2014, by and between WL Ross-Greenbrier Rail I LLC and the City of San Antonio, acting by and through its City Public Service Board. Schedule No. 1 dated June 15, 2014 to that certain Lease Agreement dated June 15, 2014, by and between WL Ross-Greenbrier Rail I LLC and the City of San Antonio, acting by and through its City Public Service Board.	31653

2

Lease ID	Description	STB Recordation #
C02-044	Master Full Service Railcar Lease dated December 14, 2012 and effective April 29, 2010, by and between WL Ross-Greenbrier Rail I LLC and CSX Transportation, Inc. Schedule No. 1 dated as of January 1, 2013 and effective April 29, 2010, to that certain Master Full Service Railcar Lease dated December 14, 2012 and effective April 29, 2010, by and between WL Ross-Greenbrier Rail I LLC and CSX Transportation, Inc. Storage/utilization amendment to Schedule No. 1, effective July 1, 2015, by and between WL Ross-Greenbrier Rail I LLC and CSX Transportation, Inc.	30756
C02-048

Master Lease dated December 14, 2012 and effective April 29, 2010, by and between WL Ross-Greenbrier Railcar I LLC and CSX Transportation Inc.

Schedule No. 2 effective May 1, 2011, to that certain Master Lease dated December 14, 2012 and effective April 29, 2010, by and between WL Ross-Greenbrier Railcar I LLC and CSX Transportation Inc.

Proposal letter agreement effective April 30, 2014, to renew and amend Schedule No. 2, by and between WL Ross-Greenbrier Railcar I LLC and CSX Transportation Inc.

		30757-A
D07-007	Lease Agreement dated February 1, 2012 and effective November 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and De Queen and Eastern Railroad LLC. Rider No. 1 dated February 1, 2012 and effective November 1, 2010, to that certain Lease Agreement dated February 1, 2012 and effective November 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and De Queen and Eastern Railroad LLC.	31509
E03-004	Master Full Service Railcar Lease dated October 1, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Entergy Gulf States Louisiana, LLC. Schedule No. 2 dated April 24, 2015 to that certain Master Full Service Railcar Lease dated October 1, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Entergy Gulf States Louisiana, LLC.	31841
E33-002	Master Full Service Railcar Lease dated as of September 1, 2014, by and between WL Ross-Greenbrier Rail I LLC and Entergy Arkansas, Inc. Schedule No. 1 dated as of September 26, 2014, to that certain Master Full Service Railcar Lease dated as of September 1, 2014, by and between WL Ross-Greenbrier Rail I LLC and Entergy Arkansas, Inc.	31675
G08-011	Master Full Service Railcar Lease dated July 1, 2011, by and between WL Ross-Greenbrier Rail I LLC and Georgia Power Company. Schedule No. 2 dated August 1, 2014 to that certain Master Full Service Railcar Lease dated July 1, 2011, by and between WL Ross-Greenbrier Rail I LLC and Georgia Power Company.	31678

3

Lease ID	Description	STB Recordation #
K08-002

Master Full Service Railcar Lease Agreement dated May 1, 2005 by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Knauf Insulation GmbH.

Schedule No. 02 dated December 1, 2006 to the Master Full Service Railcar Lease Agreement dated May 1, 2005 by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Knauf Insulation GmbH.

Amendment No. 1 to Schedule No. 02, entered into on January 17, 2007, effective December 1, 2006, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Knauf Insulation GmbH.

Amendment No. 2 to Schedule No. 02, dated January 31, 2012 and effective as of February 1, 2012, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Knauf Insulation GmbH.

		25702-A
L04-003

Master Net Railcar Lease dated September 9, 2005, and effective August 1, 2005, between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Lafarge North American Inc. (as assignee of Blue Circle North America, Inc.).

Schedule No. 01 dated September 9, 2005, and effective August 1, 2005, to that certain Master Net Railcar Lease dated September 9, 2005, and effective August 1, 2005, between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Lafarge North American Inc. (as assignee of Blue Circle North America, Inc.).

Proposal letter agreement signed May 12, 2015 and effective August 1, 2015 amending Schedule No. 01, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Lafarge North American Inc. (as assignee of Blue Circle North America, Inc.).

		23004
L10-022

Master Net Railcar Lease dated as of July 9, 2001, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing, Inc.) and Lafarge North America Inc. (formerly Lafarge Corporation).

Schedule No. 01 dated as of July 18, 2001, to that certain Master Net Railcar Lease dated as of July 9, 2001, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing, Inc.) and Lafarge North America Inc. (formerly Lafarge Corporation).

Amendment No. 1 to Schedule No. 1, effective as of June 1, 2011, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing, Inc.) and Lafarge North America Inc. (formerly Lafarge Corporation).

Amendment No. 2 to Schedule No. 1, effective as of December 31, 2014, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing, Inc.) and Lafarge North America Inc. (formerly Lafarge Corporation).

		23780
L05-003	Lease Agreement dated as of August 23, 2010, by and between WL Ross-Greenbrier Rail I LLC and Louisiana-Pacific Corporation. Rider No. 1 entered into as of August 23, 2010, to that certain Lease Agreement dated as of August 23, 2010, by and between WL Ross-Greenbrier Rail I LLC and Louisiana-Pacific Corporation. Amendment No. 1 to Rider No. 1, entered into as of March 30, 2014, by and between WL Ross-Greenbrier Rail I LLC and Louisiana-Pacific Corporation.	29923

4

Lease ID	Description	STB Recordation #
M10-025	Master Lease Agreement dated as of March 1, 2013 and effective August 1, 2010, by and between WL Ross-Greenbrier Rail Holdings I LLC and Minnesota, Dakota & Western Railway Company. Rider No. 1 effective August 1, 2010, to that certain Master Lease Agreement dated as of March 1, 2013 and effective August 1, 2010, by and between WL Ross-Greenbrier Rail Holdings I LLC and Minnesota, Dakota & Western Railway Company. Amendment No. 1 to Rider No. 1, effective December 31, 2012, by and between WL Ross-Greenbrier Rail Holdings I LLC and Minnesota, Dakota & Western Railway Company.	30843
M10-028	Master Lease Agreement dated March 1, 2013 and effective August 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and Minnesota, Dakota & Western Railway Company. Rider No. 2 dated August 1, 2015, to that certain Master Lease Agreement dated March 1, 2013 and effective August 1, 2010, by and between WL Ross-Greenbrier Rail I LLC and Minnesota, Dakota & Western Railway Company.	31854
O16-001	Lease Agreement dated as of February 10, 2014, by and between WL Ross-Greenbrier Rail I LLC and Otter Tail Power Company. Schedule No. 1 dated as of February 10, 2014 to that certain Lease Agreement dated as of February 10, 2014, by and between WL Ross-Greenbrier Rail I LLC and Otter Tail Power Company.	31093
P28-009

Master Railcar Lease dated as of June 8, 2000, by and between WL Ross-Greenbrier Rail I LLC and Phoenix Cement Company, a division of the Salt River Pima-Maricopa Indian Community.

Schedule No. 7 dated May 30, 2001, to that certain Master Railcar Lease dated as of June 8, 2000, by and between WL Ross-Greenbrier Rail I LLC and Phoenix Cement Company, a division of the Salt River Pima-Maricopa Indian Community.

Amendment No. 1 to Schedule No. 7, dated February 8, 2005, by and between WL Ross-Greenbrier Rail I LLC and Phoenix Cement Company, a division of the Salt River Pima-Maricopa Indian Community.

Amendment No. 2 to Schedule No. 7, dated July 1, 2011, by and between WL Ross-Greenbrier Rail I LLC and Phoenix Cement Company, a division of the Salt River Pima-Maricopa Indian Community.

Amendment No. 3 to Schedule No. 7, effective June 30, 2014, by and between WL Ross-Greenbrier Rail I LLC and Phoenix Cement Company, a division of the Salt River Pima-Maricopa Indian Community.

		22965-U

5

Lease ID	Description	STB Recordation #
P06-007

Master Lease Agreement dated April 19, 2007 and effective March 30, 2007, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Potlatch Land & Lumber LLC.

Guaranty Agreement dated October 24, 2012 by Potlatch Corporation in favor of WL Ross-Greenbrier Rail I LLC.

Schedule No. 1 dated April 19, 2007 and effective March 30, 2007, to that certain Master Lease Agreement dated April 19, 2007 and effective March 30, 2007, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Potlatch Land & Lumber LLC.

Amendment No. 1 to Schedule No. 1, effective October 31, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Potlatch Land & Lumber LLC.

Amendment No. 2 to Schedule No. 1, effective October 31, 2012, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Potlatch Land & Lumber LLC.

Amendment No. 3 to Schedule No. 1, effective October 31, 2012, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Potlatch Land & Lumber LLC.

27282
R09-001

Master Full Service Railcar Lease dated February 16, 2007 and effective June 1, 2006, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Riverside Cement Company.

Amendment and Guaranty of Master Full Service Railcar Lease dated as of December 18, 2007, by and between Babcock & Brown Rail Funding LLC (as assignee of Greenbrier Leasing Company LLC) and Riverside Cement Company.

Schedule No. 1 dated February 16, 2007 and effective June 1, 2006 to that certain Master Full Service Railcar Lease dated February 16, 2007 and effective June 1, 2006, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Riverside Cement Company.

Amendment No. 1 to Schedule No. 1, effective July 1, 2011, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Riverside Cement Company.

Amendment No. 2 to Schedule No. 1, effective June 30, 2014, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of Greenbrier Leasing Company LLC) and Riverside Cement Company.

26814

6

Lease ID	Description	STB Recordation #
S68-002

Master Full Service Railcar Lease dated as of November 2, 2011, effective as of June 1, 2011, by and between WL Ross-Greenbrier Rail I LLC and Sandy Creek Energy Associates LP, Lower Colorado River Authority, and Brazos Sandy Creek Electric Cooperative, collectively and severally as their interests appear.

Schedule No. 2 dated as of August 17, 2012, to that certain Master Full Service Railcar Lease dated as of November 2, 2011, effective as of June 1, 2011, by and between WL Ross-Greenbrier Rail I LLC and Sandy Creek Energy Associates LP, and Lower Colorado River Authority, and Brazos Sandy Creek Electric Cooperative, collectively and severally as their interests appear.

Amendment No. 1 to Schedule No. 2, entered into on June 10, 2015, effective as of October 31, 2014, by and between WL Ross-Greenbrier Rail I LLC and Sandy Creek Energy Associates LP, and Lower Colorado River Authority, and Brazos Sandy Creek Electric Cooperative, collectively and severally as their interests appear.

Amendment No. 2 to Schedule No. 2, dated as of June 15, 2015, by and between WL Ross-Greenbrier Rail I LLC and Sandy Creek Energy Associates LP, and Lower Colorado River Authority, and Brazos Sandy Creek Electric Cooperative, collectively and severally as their interests appear.

		30538-A
S65-001	Master Lease Agreement dated April 20, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Savatran LLC. Schedule No. 1 dated April 20, 2010 to that certain Master Lease Agreement dated April 20, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Savatran LLC. Proposal letter agreement to amend Schedule No. 1, signed May 28, 2014 and effective August 1, 2014, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Savatran LLC.	29473
S65-005

Master Lease Agreement dated April 20, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Savatran LLC.

Letter agreement signed May 28, 2014 by and between WL Ross-Greenbrier Rail I LLC and Savatran LLC, for a lease to be documented as a new Schedule No. 2 to that certain Master Lease Agreement dated April 20, 2010, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Savatran LLC.

		None
S77-001	Letter agreement signed March 30, 2015 and effective June 1, 2015, by and between WL Ross Greenbrier Rail I LLC and Steelscape, Inc.	31575
T21-020	Lease Agreement dated as of September 10, 2013, by and between WL Ross-Greenbrier Rail I LLC and Tate & Lyle Ingredients Americas LLC. Schedule No. 1 dated as of September 10, 2013 to that certain Lease Agreement dated as of September 10, 2013, by and between WL Ross-Greenbrier Rail I LLC and Tate & Lyle Ingredients Americas LLC.	31592
T06-005	Master Net Railcar Lease dated March 26, 2012, by and between WL Ross-Greenbrier Rail I LLC and TTX Company. Schedule No. 1 dated March 26, 2012 to that certain Master Net Railcar Lease dated March 26, 2012, by and between WL Ross-Greenbrier Rail I LLC and TTX Company. Amendment No. 1 to Schedule No. 1, dated January 13, 2014, by and between WL Ross-Greenbrier Rail I LLC and TTX Company.	31087

7

Lease ID	Description	STB Recordation #
U01-061

Master Lease Agreement dated August 6, 2004, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Union Pacific Railroad Company.

Amended and Restated Rider No. 04 dated December 15, 2004 and effective November 11, 2004, to that certain Master Lease Agreement dated August 6, 2004, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Union Pacific Railroad Company.

Amendment No. 1 to Amended and Restated Rider No. 04, dated as of October 30, 2009, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Union Pacific Railroad Company.

Amendment No. 2 to Amended and Restated Rider No. 04, entered into April 28, 2015 and effective March 1, 2015, by and between WL Ross-Greenbrier Rail I LLC (as assignee of BBRX Five LLC) and Union Pacific Railroad Company.

		25136-Q
U01-073	Master Lease Agreement dated as of August 6, 2004, by and between WL Ross-Greenbrier Rail I LLC and Union Pacific Railroad Company. Rider No. 1 dated January 15, 2014, to that certain Master Lease Agreement dated as of August 6, 2004, by and between WL Ross-Greenbrier Rail I LLC and Union Pacific Railroad Company.	31307
W04-022	Lease Agreement dated April 29, 2010, by and between WL Ross-Greenbrier Rail I LLC and Wisconsin Central Ltd. Rider No. 1 dated as of April 29, 2010, to that certain Lease Agreement dated April 29, 2010, by and between WL Ross-Greenbrier Rail I LLC and Wisconsin Central Ltd. Amendment No. 1 to Rider No. 1, effective as of January 31, 2015, by and between WL Ross-Greenbrier Rail I LLC and Wisconsin Central Ltd.	29874
W26-001

Master Net Railcar Lease made as of July 24, 1997, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing Inc.) and Wisconsin Electric Power Company.

Schedule No. 01 dated July 24, 1997, to Master Net Railcar Lease made as of July 24, 1997, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing Inc.) and Wisconsin Electric Power Company.

Lease Extension to Schedule No. 01, dated June 13, 2006, by and between WL Ross-Greenbrier Rail I LLC (as ultimate assignee of The CIT Group/Equipment Financing Inc.) and Wisconsin Electric Power Company.

		20796-A

8

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is made and entered into as of [Date], by WL ROSS-GREENBRIER RAIL I LLC a Delaware limited liability company LLC (“Assignor”) and GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (“Assignee”).

WHEREAS, Assignor owns certain railcars described in that certain Purchase and Sale Agreement of even date herewith between Assignor and Assignee (the “Purchase Agreement”, and such railcars, the “Cars”); and

WHEREAS, the Cars have been leased to the lessees identified in Exhibit 1 of this Assignment (the “Lessee”), pursuant to riders or schedules (the “Schedules”) which incorporate the terms of the related master lease agreements (the “Master Lease Agreements”, and each Schedule together with the corresponding Master Lease Agreement as it pertains to the Schedule, a “Lease”, and the Leases and the other operative documents related thereto (including any and all amendments, supplements and modifications) identified in Exhibit 1, collectively, the “Operative Documents”); and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to sell, transfer and assign and Assignee has agreed to purchase and assume certain Assets, including but not limited to all of Assignor’s rights, title and interest in the Leases, the other Operative Documents to the extent relating to the Cars; and

WHEREAS, with respect to periods on and after the date of execution and delivery of this Assignment, Assignee desires to acquire from Assignor and Assignor desires to sell to Assignee all of its rights, title and interest in the assets, and Assignee is willing to assume all of Assignor’s Rights and Obligations with the exception of Retained Obligations (as such terms are defined in the Purchase Agreement) relating thereto;

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement.

2. Assignment. Effective as of the date of this Assignment (the “Closing Date”), Assignor sells, assigns, transfers and conveys to Assignee all of its rights, title, and interest in and to the Leases and the other Operative Documents set forth on Exhibit 1 to this Assignment to the extent relating to the Cars.

3. Assumption. Effective as of the Closing Date, Assignee hereby agrees to accept the foregoing assignment pursuant to Section 2 hereof, and agrees to assume, discharge and perform all the duties and obligations of Assignor under the Operative Documents with respect to the Cars and agrees to be liable for and discharge all such obligations under the Leases including any obligations and liabilities which were expressly to be undertaken by Assignor prior to the Closing Date and which remain unfulfilled on the Closing Date.

10

4. Concerning the Cars. Effective on the Closing Date, Assignor hereby assigns and transfers to Assignee all rights which Assignor may have under any warranties, patent indemnities or other instruments relating to the Cars with respect to periods on and after the Closing Date, and agrees, at Assignee’s expense, to take such actions and assist Assignee in good faith and as Assignee may reasonably request to secure such rights for Assignee.

5. Records. [Not applicable]

6. Manufacturer’s Warranty. [Not applicable]

7. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. Successors and Assigns. The terms of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

9. Governing Law. THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

10. Further Assurances. Each party agrees that from time to time after the date hereof it shall execute and deliver, or cause to be executed and delivered, such instruments, documents and papers, and take all such further action, as may be reasonably required in order to consummate more effectively the purposes of this Assignment and to implement the transactions contemplated hereby. Assignor covenants and agrees to cooperate with Assignee in connection with any litigation arising with respect to the Assets if Seller’s cooperation is reasonably necessary for the adjudication of issues raised in such litigation.

[The remainder of this page is intentionally left blank.]

11

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered on the day and year first above written.

ASSIGNOR:	WL ROSS-GREENBRIER RAIL I LLC

	By:	EXHIBIT ONLY – DO NOT SIGN
Name:
Title:

ASSIGNEE:	GREENBRIER LEASING COMPANY LLC

	By:	EXHIBIT ONLY – DO NOT SIGN
Name:
Title:

[Assignment and Assumption Agreement – WLR Fleet]

EXHIBIT 1 to

Assignment Agreement

LEASES

[Insert Leases]

EXHIBIT D to

Purchase and

Sale Agreement

BILL OF SALE

KNOW ALL PEOPLE BY THESE PRESENTS: that WL ROSS-GREENBRIER RAIL I LLC, a Delaware limited liability company (“Seller”), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration more fully described in that certain Purchase and Sale Agreement dated [Date] (the “Purchase Agreement”), the receipt of which is hereby acknowledged, does hereby grant, bargain, sell and assign to GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (“Purchaser”), the following equipment (the “Cars”): All rights, title and interest in and to the railcars described in Exhibit A hereto which have been leased pursuant to the terms of those certain Leases and other Operative Documents identified in Exhibit A to the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Purchase Agreement.

TO HAVE AND TO HOLD the Cars unto Purchaser, its successors and assigns, forever, free and clear of all liens or other encumbrances of any nature arising prior to the Closing Date (as defined in the Purchase Agreement), with the exception of those permitted under the Operative Documents, and it being recognized that each Lessee under the applicable Operative Documents has certain rights in the Cars.

Seller, on its own behalf, and on behalf of its successors and assigns, does hereby covenant, warrant, represent to, and agree with Purchaser (i) that it is the lawful owner of the Cars; (ii) that the Cars are free and clear of all claims, liens, charges, encumbrances and security interests arising prior to Closing other than a Lessee’s rights in the Cars and those permitted under the applicable Operative Documents; (iii) that it has the full right and authority to sell and transfer the Cars to Purchaser; (iv) that the within sale and transfer of the Cars to Purchaser, separately and on a combined basis, does not violate any contract, agreement or other instrument to which Seller is party or by which Seller or the Cars are bound, nor any provision of applicable law, and that all preconditions thereto have been fully complied with and performed by or on behalf of Seller. Seller hereby further covenants and binds itself, its successors and assigns, against every person or entity claiming or laying claim to the Cars or any right therein and to defend, hold harmless and indemnify Purchaser, its successors and assigns, from and against any and all losses, damages, and expenses (including reasonable attorney fees for defense thereof, or for enforcement of this covenant) resulting or arising from the assertion of any such claim or cause of action to the contrary against Purchaser, its successors and assigns, or against the Cars or any item or part thereof, except as so subject. EXCEPT FOR THE WARRANTY OF TITLE SET FORTH IN THIS BILL OF SALE AND THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE PURCHASE AGREEMENT, the Cars are being sold to Purchaser by the Seller “AS IS, WHERE IS,” without any other representations and warranties, whether written, oral or implied, and the SELLER SHALL NOT BY VIRTUE OF HAVING SOLD THE CARS HEREWITH BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OPERABILITY, DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE CARS.

Seller agrees that at any time and from time to time, upon the written request of Purchaser, Seller will promptly and duly execute and deliver or cause to be executed and delivered on its behalf any and all such further instruments and documents and take such further action as Purchaser may reasonably request in order to obtain the full benefits of this Bill of Sale and of the rights and powers herein granted.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the          day of                     , 2015.

WL ROSS-GREENBRIER RAIL I LLC

By:	EXHIBIT ONLY – DO NOT SIGN
Name:
Title:

3

EXHIBIT 1 to

Bill of Sale

DESCRIPTION OF CARS

EXHIBIT E to

Purchase and

Sale Agreement

MEMORANDUM OF ASSIGNMENT

MEMORANDUM OF ASSIGNMENT

THIS MEMORANDUM OF ASSIGNMENT dated as of [Date], is between WL ROSS-GREENBRIER RAIL I LLC, a Delaware limited liability company, (“Assignor”), and GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (“Assignee”).

The parties to this Memorandum hereby acknowledge and confirm the following:

A. Assignor is the owner of the railcars more particularly described in Exhibit A hereto (the “Cars”), and certain of the Cars have been leased to lessees pursuant to those certain lease agreements and lease schedules or riders thereto more particularly described in Exhibit B attached hereto (such lease agreements and lease schedules or riders as amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Leases”).

B. The Cars have been identified by Lease ID in Exhibit A, notwithstanding the fact that the actual number of Cars originally subject to each Lease may originally have been greater, and the number of Cars currently subject to each Lease may now be lower, than the number of Cars identified for such Lease in Exhibit A.

C. Memoranda of Lease have been filed with respect to most of the Leases with the U.S. Surface Transportation Board and/or the Registrar General of Canada.

D. Assignor and Assignee are parties to that certain Assignment Agreement dated [Date], pursuant to which Assignor has assigned all of its right, title and interest under the Leases as they pertain to periods on and after [Date], to Assignee.

E. The parties hereto wish to show for public record this Memorandum reflecting the sale of the Cars and assignment of the Leases by Assignor to Assignee, and accordingly have caused this Memorandum to be executed by their duly authorized officers, as of the date first above written. This Memorandum may be executed in counterparts, each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.

[The remainder of this page has been intentionally left blank.]

Memo of Assignment WLR Fleet

IN WITNESS WHEREOF, each of the undersigned parties have caused this Memorandum to be executed by a duly authorized officer as of the day and year first above written.

GREENBRIER LEASING COMPANY LLC

By:
Name:
Title:

WL ROSS-GREENBRIER RAIL I LLC

By:
Name:
Title:

EXHIBIT A

RAILCARS

Memo of Assignment WLR Fleet

EXHIBIT B

LEASES

Memo of Assignment WLR Fleet

STATE OF OREGON	)
) ss.
COUNTY OF CLACKAMAS	)

On this          day of                     , 2015, before me personally appeared                                         , to me personally known, who being by me duly sworn, says that s/he is the                                          of Greenbrier Leasing Company LLC and that the foregoing instrument was signed on behalf of said company, and s/he acknowledged that the execution of the said instrument was her or his free act and deed.

NOTARY PUBLIC
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

On this          day of                     , 2015, before me personally appeared                                         , to me personally known, who being by me duly sworn, says that s/he is the                                          of WL Ross-Greenbrier Rail I LLC and that the foregoing instrument was signed on behalf of said company, and s/he acknowledged that the execution of the said instrument was her or his free act and deed.

NOTARY PUBLIC
My commission expires:

Memo of Assignment WLR Fleet